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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

WOLVERINE WORLD WIDE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Proxy Statement

Notice of 2015 Annual Meeting of Stockholders

LETTER TO STOCKHOLDERS

Wolverine World Wide, Inc.
9341 Courtland Drive, N.E.
Rockford, Michigan 49351

March 18, 2015

Dear Stockholder,

You are invited to attend the 2015 Annual Meeting of Stockholders, on Wednesday, April 22, 2015, at Wolverine Worldwide's headquarters in Rockford, Michigan.

The annual meeting will begin with an introduction of management attendees and directors, followed by voting on the matters set forth in the accompanying Notice of Annual Meeting and Proxy Statement and any other business matters properly brought before the meeting. The meeting will adjourn for a presentation on the Company's business operations, and then resume for a report on the voting.

Whether or not you plan to attend, you can ensure that your shares are represented at the meeting by promptly voting and submitting your proxy by telephone or through the Internet, or by completing, signing, dating and returning your proxy form in the enclosed envelope.

Sincerely,

Blake W. Krueger
Chairman, Chief Executive Officer and President

Wolverine Worldwide Notice of 2015 Annual Meeting of Stockholders and Proxy Statement	| Page 1

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

10:00 a.m., April 22, 2015

Wolverine World Wide, Inc.
9341 Courtland Drive, N.E.
Rockford, Michigan 49351

March 18, 2015

To our Stockholders:

We invite you to attend Wolverine Worldwide's Annual Meeting of Stockholders at the Company's headquarters located at 9341 Courtland Drive, N.E., Rockford, Michigan, on Wednesday, April 22, 2015, at 10:00 a.m. Eastern Daylight Time. The annual meeting will begin with an introduction of management attendees and directors, after which stockholders will:

  (1)
  vote on the election of the three director nominees named in the proxy statement for three-year terms expiring in 2018;
  (2)
  vote on the ratification of the Audit Committee's appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2015;
  (3)
  vote on an advisory resolution approving compensation for the Company's named executive officers; and
  (4)
  transact other business that may properly come before the meeting.

The meeting will adjourn for a presentation on the Company's business operations, then resume for a report on the voting. You can vote at the meeting and any adjournment of the meeting if you were a stockholder of record on March 2, 2015.

By Order of the Board of Directors

Brendan M. Gibbons
Vice President, General Counsel and Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 22, 2015.

Wolverine's Proxy Statement for the 2015 Annual Meeting of Stockholders and the Annual Report to Stockholders for the fiscal year ended January 3, 2015, are available at www.wolverineworldwide.com/2015annualmeeting.

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2015 PROXY STATEMENT

Wolverine Worldwide Notice of 2015 Annual Meeting of Stockholders and Proxy Statement	| Page 3

2015 PROXY STATEMENT

We are furnishing you this proxy statement and enclosed proxy card in connection with the solicitation of proxies by the Board of Directors of Wolverine World Wide, Inc. ("Wolverine Worldwide" or the "Company") to be used at the Annual Meeting of Stockholders of the Company occurring on April 22, 2015 at the Company's corporate headquarters in Rockford, Michigan (the "Annual Meeting"). Distribution of this proxy statement and enclosed proxy card to stockholders is scheduled to begin on or about March 18, 2015.

You can ensure that your shares are voted at the Annual Meeting by submitting your instructions by telephone or through the Internet, or by completing, signing, dating and returning your proxy form in the enclosed envelope. Submitting your instructions or proxy by any of these methods will not affect your right to attend and vote at the Annual Meeting. We encourage stockholders to submit proxies in advance. A stockholder who gives a proxy may revoke it at any time before it is exercised by voting in person at the Annual Meeting, by delivering a subsequent proxy or by notifying the inspectors of election in writing of such revocation. In order to vote any shares at the Annual Meeting that are held for you in a brokerage, bank or other institutional account, you must obtain a proxy from that entity and bring it with you to hand in with your ballot.

References to "2014" or "fiscal year 2014" in this proxy statement are to the Company's fiscal year ended January 3, 2015, unless otherwise noted in the text. References to "2015" or "fiscal year 2015" in this proxy statement are to the Company's fiscal year ending January 2, 2016, unless otherwise noted in the text.

Board of Directors

The stockholders elect directors to serve on the Company's Board of Directors (the "Board of Directors" or "Board"). The Board oversees the management of the business by the Chief Executive Officer ("CEO") and senior management. In addition to its general oversight function, the Board's additional responsibilities include, but are not limited to, the following:

  »
  Reviewing, approving and monitoring the implementation of the Company's key strategic and business objectives;

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  reviewing the Company's financial objectives and major corporate plans and actions;

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  selecting, evaluating and compensating the CEO and overseeing CEO succession planning;
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  providing advice and oversight regarding the selection, evaluation, development and compensation of senior management;

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  overseeing the Company's identification, assessment and management of significant risks confronting the Company; and

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  assessing whether adequate policies and procedures are in place to safeguard the integrity of the Company's business operations and financial reporting and to promote compliance with applicable laws and regulations, and monitoring management's administration of those policies and procedures.

The Company expects directors to attend every meeting of the Board and the committees on which they serve and to attend the annual meeting of stockholders. In 2014, 12 directors (all directors then serving on the Board) attended the 2014 Annual Meeting of Stockholders, and all directors attended at least 75% of the meetings of the Board and the committees on which they served.

BOARD COMPOSITION

The Board prides itself on its ability to recruit and retain directors who have high personal and professional integrity and have demonstrated exceptional ability and judgment to effectively serve the stockholders' long-term interests. The Board believes that our directors, including the nominees for election as directors with terms expiring in 2018, have valuable skills that provide the Company with the variety and depth of knowledge, judgment and strategic vision necessary to provide effective oversight of the Company. Our directors have extensive experience in different fields, including footwear and apparel, retail, global operations, finance and accounting, and information technology. In addition,

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2015 PROXY STATEMENT

many of our directors have significant leadership experience and experience in public company governance and related matters from their service as directors or senior executives of Wolverine Worldwide or other companies. We believe that all our directors possess the professional and personal qualifications necessary for board service and have highlighted noteworthy attributes for each director in the individual biographies below.

The Board's Governance Committee serves as its nominating committee. The Governance Committee, in anticipation of upcoming director elections and other potential or expected Board vacancies, searches for qualified individuals and recommends candidates to the Board. The Committee may retain a search firm or other external parties to assist it in identifying candidates, and the Committee has the sole authority to retain and terminate any such search firm and to approve the search firm's fees and other retention terms.

The Committee considers candidates suggested by directors, senior management or stockholders. Stockholders may recommend individuals as potential director candidates by communicating with the Committee through one of the Board communication mechanisms described under the heading "Stockholder Communications Policy." Stockholders that wish to nominate a director candidate must comply with the procedures set forth in the Company's By-Laws, which are posted on its website. Ultimately, upon the recommendation of the Governance Committee, the Board selects the Company nominees for election at each annual meeting. In selecting director nominees, the Board considers candidates' personal and professional integrity, ability and judgment, and likelihood to be effective, in conjunction with the other nominees and directors, in collectively serving the long-term interests of the stockholders. The Governance Committee also considers candidates' relative skills, background and characteristics; independence under applicable New York Stock Exchange ("NYSE") listing standards and the Company's Director Independence Standards; potential contribution to the composition and culture of the Board; and ability and willingness to actively participate in the Board and committee meetings and to otherwise devote sufficient time to Board duties.

The Governance Committee reviews with the Board on an annual basis the appropriate skills and characteristics desired of Board members in the context of the current make-up of the Board. The Board, with the assistance of the Governance Committee, annually assesses the current composition of the Board and considers diversity across many dimensions. As set forth in the Company's Corporate Governance Guidelines, which are posted on its website, this assessment addresses issues of experience, diversity, age and skills.

ITEM 1 – Election of Directors for Terms Expiring in 2018

The Company's Board consists of 11 directors. The Company's By-Laws establish three classes of directors, with each class being as nearly equal in number as possible and serving three-year terms. At each annual meeting, the term of one class expires. The Company's Corporate Governance Guidelines state that a director must offer to resign from the Board at the Annual Meeting of Stockholders following his or her 72nd birthday, subject to the Board waiving this requirement under circumstances determined by the Board. The Board has nominated three directors for election at the annual meeting of stockholders to be held on April 22, 2015: Roxane Divol, Joseph R. Gromek and Brenda J. Lauderback. Each director has been nominated to serve for a three-year term expiring at the annual meeting of stockholders to be held in 2018 or until his or her successor, if any, has been elected and is qualified.

Ms. Divol, Mr. Gromek and Ms. Lauderback are independent directors, as determined by the Board under the applicable NYSE listing standards and the Company's Director Independence Standards. Each director nominee currently serves on the Board. The stockholders elected Mr. Gromek and Ms. Lauderback at the Company's 2012 annual meeting, and Ms. Divol was appointed to the Board in October 2014. The Company is not aware of any nominee who will be unable or unwilling to serve as a director. However, if a nominee is unable to serve or is otherwise unavailable for election, the incumbent directors may or may not select a substitute nominee. If the directors select a substitute nominee, the proxy holder will vote the shares represented by all valid proxies for the substitute nominee (unless other instructions are given).

The biographies of the three nominees and the other directors of the Company are below, along with a discussion of the above-described skills and qualifications for each director.

Wolverine Worldwide Notice of 2015 Annual Meeting of Stockholders and Proxy Statement	| Page 5

2015 PROXY STATEMENT

ROXANE DIVOL Age: 42 Director since: October 2014
Senior Vice President and General Manager, Trust Services for Symantec Corporation

Since 2014, Ms. Divol has been Senior Vice President and General Manager, Trust Services, for Symantec Corporation, a global leader in information, security, backup and availability solutions, including Norton security products. From 2013 to 2014, Ms. Divol was Senior Vice President of Alliances with Symantec. Ms. Divol joined McKinsey & Company, a global management consulting firm, in 1996 and was a principal in its San Francisco office until 2013, where she led the West Coast marketing and sales practice, with a focus on marketing return on investment and marketing transformation. Ms. Divol's experience with Symantec Corporation and McKinsey & Company provides her with expertise in global operations and information technology, which the Board believes are critical areas in the Company's long-term strategic plans.

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2015 PROXY STATEMENT

JOSEPH R. GROMEK Age: 68 Director since: 2008
Retired President, Chief Executive Officer and a Director of The Warnaco Group, Inc.	Board Committees: Compensation Governance	Public Directorships: Guess?, Inc. The Children's Place Retail Stores, Inc. Tumi, Inc.

From 2003 until his retirement in 2012, Mr. Gromek served as President, Chief Executive Officer and a director of The Warnaco Group, Inc., a publicly traded company. Mr. Gromek also served as Chief Executive Officer of Brooks Brothers,  Inc. from 1995 until 2002. He is currently the Chairman of the Board of Tumi, Inc., a publicly traded company featuring a leading global brand of premium travel, business and lifestyle products and accessories, and serves as a director of Guess?, Inc., an apparel wholesaler and retailer, and The Children's Place Retail Stores, Inc., a children's clothing retailer. Mr. Gromek is also a director of Stanley M. Proctor Company and J. McLaughlin, both privately held companies. Having served for more than 40 years in the retail and apparel industries, including 30 years managing and marketing apparel brands and a collective 15 years as the chief executive officer of two leading, multi-national apparel companies, Mr. Gromek has expertise in apparel, retail and global operations. His service as a senior executive and director at various public companies has given him extensive leadership experience and experience in public company governance and related matters.

Wolverine Worldwide Notice of 2015 Annual Meeting of Stockholders and Proxy Statement	| Page 7

2015 PROXY STATEMENT

BRENDA J. LAUDERBACK Age: 64 Director since: 2003
Retired President of the Wholesale and Retail Group of Nine West Group, Inc.	Board Committees: Audit Governance	Public Directorships: Big Lots, Inc. Denny's Corporation Select Comfort Corporation

From 1995 until her retirement in 1998, Ms. Lauderback was President of the Wholesale and Retail Group of Nine West Group, Inc., a footwear wholesaler and distributor. She previously was the President of the Wholesale Division of U.S. Shoe Corporation, a footwear manufacturer and distributor, a position that included responsibility for offices in China, Italy and Spain, and she was a Vice President/General Merchandise Manager of Dayton Hudson Corporation (now Target Corporation), a retailer. During the preceding five years, Ms. Lauderback also was, but no longer is, a director of Irwin Financial Corporation, a publicly traded bank holding company. Ms. Lauderback has more than 25 years of experience in the retail industry, with more than 20 years in the footwear, apparel, and accessories industries. In particular, senior leadership positions have provided her with strong footwear, apparel and retail expertise. With her service on publicly traded company boards, including Big Lots, Inc., a retail company, Denny's Corporation, a restaurant company, and Select Comfort Corporation, a bed manufacturer and retailer, and as a director of Wolverine Worldwide, she also has extensive experience with public company governance and related matters.

BOARD RECOMMENDATION

The Board recommends that you vote "FOR" the election of the above nominees for terms expiring in 2018.

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2015 PROXY STATEMENT

Directors with Terms Expiring in 2016

JEFFREY M. BOROMISA Age: 60 Director since: 2006
	Retired Executive Vice President of Kellogg International, President of Latin America; Senior Vice President of Kellogg Company	Board Committees: Audit Compensation

Mr. Boromisa worked at Kellogg Company, a global food manufacturing company, and its affiliates from 1981 to 2009. From 2008 through his retirement in May 2009, Mr. Boromisa was Executive Vice President of Kellogg International, President of Latin America; Senior Vice President of Kellogg Company. From 2007 until 2008, Mr. Boromisa served as Executive Vice President of Kellogg International, President of Asia Pacific and Senior Vice President of the Kellogg Company. From 2004 through 2006, he was Senior Vice President and Chief Financial Officer of Kellogg Company. In addition, beginning in 2004 and through his retirement, Mr. Boromisa was a member of Kellogg Company's Global Leadership Team. Prior to 2004, Mr. Boromisa occupied various leadership positions with Kellogg. Mr. Boromisa is also a director at Haworth International,  Inc., a privately held, multinational, office furniture design and manufacturing company. With nearly 30 years of experience at Kellogg Company, including serving as its chief financial officer and leading various operational business units, Mr. Boromisa has obtained leadership, retail, global operations and finance expertise.

Wolverine Worldwide Notice of 2015 Annual Meeting of Stockholders and Proxy Statement	| Page 9

2015 PROXY STATEMENT

GINA R. BOSWELL Age: 52 Director since: 2013
	Executive Vice President, Personal Care for Unilever PLC / Unilever N.V.	Public Directorships: ManpowerGroup Inc.

Since 2011, Ms. Boswell has been Executive Vice President, Personal Care for Unilever PLC / Unilever N.V., a global food, personal care, and household products company whose products are sold in more than 190 countries and include such well-known global brands as Dove, Vaseline, Lipton and Hellman's. From 2008 to 2011, Ms. Boswell served as President, Global Brands, for The Alberto-Culver Company, a consumer goods company. Ms. Boswell has held numerous other senior leadership positions with other leading global companies, including Avon Products, Inc., Ford Motor Company, and Estee Lauder Companies, Inc. Ms. Boswell is a member of the board of ManpowerGroup Inc., a publicly traded workforce solutions company, where she is also the chairperson of the audit committee. Through senior leadership roles with leading, branded companies, Ms. Boswell has obtained expertise in brand building and leadership, global operations and finance experience; and her service as a director at ManpowerGroup Inc. has provided her with public company governance and related experience.

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2015 PROXY STATEMENT

DAVID T. KOLLAT Age: 76 Director since: 1992
	President and Chairman of 22, Inc.	Public Directorships: L Brands, Inc. Select Comfort Corporation

Mr. Kollat has been Chairman and President of 22, Inc., a company specializing in research and management consulting for retailers and consumer goods manufacturers, since 1987. In addition to his marketing and management experience as Chairman and President of 22, Inc., Mr. Kollat served for 11 years in senior leadership positions at L Brands,  Inc. (formerly Limited Brands, Inc.), a publicly traded, multinational apparel and retail company, including as Executive Vice President, Marketing, President of Victoria's Secret Direct, and as a member of its executive committee. Mr. Kollat is Lead Director of Wolverine Worldwide. Mr. Kollat has been a director of L Brands, Inc. since 1976 and a director of Select Comfort Corporation, a bed manufacturer and retailer, since 1994. During the preceding five years, Mr. Kollat was, but no longer is, a director of Big Lots, Inc., a publicly traded retail company. Mr. Kollat's work for L Brands, Inc. and 22, Inc. has provided him with marketing, apparel, retail and leadership expertise. He also has experience with public company governance and related matters through his extensive service on public company boards.

Wolverine Worldwide Notice of 2015 Annual Meeting of Stockholders and Proxy Statement	| Page 11

2015 PROXY STATEMENT

TIMOTHY J. O'DONOVAN Age: 69 Director since: 1993
	Retired Chairman and Chief Executive Officer of Wolverine World Wide, Inc.	Public Directorships: SpartanNash Company

Mr. O'Donovan is a former Chairman of the Board of Wolverine Worldwide and served in that position from April 2005 through December 2009. In April 2007, Mr. O'Donovan retired as Chief Executive Officer of Wolverine Worldwide, a position that he had held since April 2000. Mr. O'Donovan served Wolverine Worldwide as its Chief Executive Officer and President from April 2000 until April 2005, and as Chief Operating Officer and President from 1996 until April 2000. Prior to 1996, Mr. O'Donovan held various positions with the Company, including Executive Vice President of Wolverine Worldwide. During the preceding five years, Mr. O'Donovan was, but no longer is, a director of Kaydon Corporation, a publicly traded company that designed and manufactured custom-engineered products. Mr. O'Donovan has obtained footwear and apparel, retail, leadership, global operations and finance expertise through his more than 40 years with the Company. His service on public company boards has provided him with public company governance and related experience.

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2015 PROXY STATEMENT

Directors with Terms Expiring in 2017

WILLIAM K. GERBER Age: 61 Director since: 2008
	Managing Director of Cabrillo Point Capital LLC	Board Committees: Audit	Public Directorships: AK Steel Holding Corporation

Mr. Gerber is Managing Director of Cabrillo Point Capital LLC, a private investment fund. He has held that position since 2008. From 1998 to 2007, Mr. Gerber was Executive Vice President and Chief Financial Officer of Kelly Services, Inc., a publicly traded global staffing solutions company with operations in more than 35 countries. During the preceding five years, Mr. Gerber was, but no longer is, a director of Kaydon Corporation, a publicly traded company that designed and manufactured custom-engineered products. From his 15 years in leadership positions with L Brands, Inc. (formerly Limited Brands, Inc.), a multinational apparel and retail company, and Kelly Services, Inc., Mr. Gerber has obtained extensive experience in apparel, retail, leadership, global operations and finance, and his service as a director of various public companies has given him experience with public company governance and related matters.

Wolverine Worldwide Notice of 2015 Annual Meeting of Stockholders and Proxy Statement	| Page 13

2015 PROXY STATEMENT

BLAKE W. KRUEGER Age: 61 Director since: 2006
Chairman, Chief Executive Officer and President of Wolverine World Wide, Inc.

Mr. Krueger is Chairman of Wolverine Worldwide, a position he assumed in January 2010, and Chief Executive Officer and President of Wolverine Worldwide, positions he assumed in April 2007. From October 2005 until April 2007, Mr. Krueger served as President and Chief Operating Officer of Wolverine Worldwide. From 2004 to October 2005, he served as Executive Vice President and Secretary of Wolverine Worldwide and President of its Heritage Brands Group. From 2003 to 2004, Mr. Krueger served as Executive Vice President and Secretary of Wolverine Worldwide and President of the Company's Caterpillar Footwear Group. He also previously served as Executive Vice President, General Counsel and Secretary of Wolverine Worldwide with various responsibilities including the human resources, retail, business development, accessory licensing, mergers and acquisitions, and legal areas. Mr. Krueger's more than 15 years in senior leadership roles with the Company have provided him expertise in footwear and apparel, retail, global operations and finance, and his board experience at the Company and Professionals Direct, Inc., a then publicly traded insurance company, has given him extensive experience with public company governance and related matters.

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2015 PROXY STATEMENT

NICHOLAS T. LONG Age: 56 Director since: 2011
	Chief Executive Officer of MillerCoors LLC	Board Committees: Compensation Governance

Mr. Long has been Chief Executive Officer of MillerCoors LLC ("MillerCoors"), a joint venture between two publicly traded beverage companies, since 2011. In February of 2015, Mr. Long announced his retirement as CEO of MillerCoors, effective June 30, 2015. From 2008 to 2011, Mr. Long served as President and Chief Commercial Officer of MillerCoors. From 2007 to 2008, Mr. Long served as Chief Executive Officer of Miller Brewing Company, a beverage company, and he served as Chief Marketing Officer of Miller Brewing Company from 2005 to 2007. Prior to joining Miller Brewing Company, Mr. Long spent 17 years in various senior leadership positions at The Coca-Cola Company, a beverage company, including Vice President of Strategic Marketing, Global Brands, Vice President Strategic Marketing Research and Trends, President of Coca-Cola's Great Britain and Ireland Division and President of the Northwest Europe Division. Through his more than 20 years in senior positions at category-leading, branded companies, Mr. Long has developed marketing and global operations expertise.

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2015 PROXY STATEMENT

MICHAEL A. VOLKEMA Age: 59 Director since: 2005
	Chairman of Herman Miller, Inc.	Board Committees: Compensation Governance	Public Directorships: Herman Miller, Inc.

Mr. Volkema has been Chairman of Herman Miller, Inc., a publicly traded multinational furniture manufacturer, since 2000. Mr. Volkema became President and Chief Executive Officer of Herman Miller in 1995 and held those positions until 2003 and 2004, respectively. Mr. Volkema has more than 30 collective years of experience on public company boards, including 14 years as Chairman of the Board at Herman Miller, Inc., and including service on the compensation and audit committees of boards of publicly traded companies. Mr. Volkema also is a director at Milliken & Company, a privately held, innovation-based company serving the textile, chemical, and floor covering markets. Mr. Volkema has obtained leadership and global operations expertise from his more than 20 years in senior leadership positions with Herman Miller, Inc. Mr. Volkema also has public company governance and related experience from his extensive service on public company boards.

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2015 PROXY STATEMENT

Corporate Governance

As part of an annual self-assessment, each director evaluates the performance of the Board, and any committee on which he or she serves, across a number of dimensions. Mr. Kollat, as the Lead Director working with the Governance Committee, reviews the Board self-assessment with directors following the end of each fiscal year. Committee Chairpersons review the committee self-assessments with their respective committee members and discuss them with the Board. In addition, the Lead Director, working with the Governance Committee, develops and implements guidelines for evaluating all directors standing for nomination and re-election.

The Corporate Governance Guidelines (including the Director Independence Standards); the Charter for each Board standing committee (Audit, Compensation and Governance); the Company's Certificate of Incorporation; By-Laws; Code of Conduct & Compliance and its Accounting and Finance Code of Ethics all are available on the Wolverine Worldwide website at:

http://www.wolverineworldwide.com/investor-relations/ corporate-governance/

The Board and committees annually review these and other key governance documents.

RISK OVERSIGHT

The Board oversees the Company's risk management and mitigation activities through presentations by and discussions with the CEO, Chief Financial Officer ("CFO"), General Counsel, brand and department leaders and other members of management. The Vice President of Internal Audit and Risk Compliance coordinates management's day-to-day risk management and mitigation processes, and reports directly to the Audit Committee and CFO. The Vice President of Internal Audit and Risk Compliance reviews with the Audit Committee quarterly, and with the full Board annually, management's related assessment and mitigation strategies. In addition to the above processes, the Board has delegated the following risk management and mitigation oversight responsibilities to its standing committees, which meet regularly to review and discuss risk topics and then report to the Board:

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  The Audit Committee reviews the Company's policies and systems with respect to risk assessment and risk management. The Committee also oversees the Company's risk policies and processes relating to its financial statements and financial reporting processes, credit risks, and liquidity risks, as well as the Company's management of risks related to cybersecurity. The Committee discusses with management and the independent auditors significant risks or exposures and the steps taken by management to resolve them.
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  The Compensation Committee monitors the risks associated with management resources; organization structure; succession planning, hiring, development and retention processes; and it reviews and evaluates risks associated with the Company's compensation structure.

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  The Governance Committee oversees risks related to the Company's governance structure and processes and potential risks arising from related person transactions.

RISK CONSIDERATIONS IN COMPENSATION PROGRAMS

The Company reviewed its compensation policies and practices to assess whether they are reasonably likely to have a material adverse effect on the Company. As part of this review, the Company compiled information about the Company's incentive plans, including reviewing the Company's compensation philosophy, evaluating key incentive plan design features and reviewing historic payout levels and pay mix. With assistance from Company management, the Compensation Committee reviewed the executive compensation programs, and managers from the Company's human resources and legal departments reviewed the non-executive compensation programs.

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2015 PROXY STATEMENT

BOARD LEADERSHIP

The Company's CEO currently also serves as the Chairman of the Board. Since 1993, the Company has had an independent Lead Director who functions in many ways similar to an independent Chairman. This long-established structure provides the Board with independent oversight of the CEO's leadership. The Board considers the appropriate leadership structure, including whether to separate the roles of Chairman and CEO, based upon the Company's then-current circumstances. The Board believes that separating the Chairman and CEO roles at this time would add unnecessary complexity to the organization structure without adding materially to the Board's independent oversight of the CEO function. The Company's independent directors annually select an independent Lead Director. As outlined in the Corporate Governance Guidelines, the principal duties of the Lead Director include:

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  reviewing and approving the agenda and scheduling for Board and committee meetings;

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  reviewing and approving information and meeting materials sent to the Board;

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  presiding over executive sessions and having the authority to call executive sessions;
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  serving as a liaison between the Chairman and the independent directors;
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  presiding over Board meetings in the absence of the Chairman; and
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  being available for consultation and communication with stockholders, as appropriate.

DIRECTOR INDEPENDENCE

The Board annually assesses the independence of all directors. To qualify as "independent," the Board must affirmatively determine that the director is independent under the Company's Director Independence Standards, which are modeled after the listing standards of the NYSE. Under NYSE listing standards, the Board has determined that 10 of the Company's 11 directors are independent. Only Mr. Krueger, the Company's CEO, is not independent. All of the Board's committees are comprised entirely of independent directors. The independent directors meet periodically each year in executive session.

The Director Independence Standards define an "Independent Director" as a director who the Board determines otherwise has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company), and who:

Name	Management	Non-Management	Independent
Boromisa		X	X

Boswell		X	X

Divol		X	X

Gerber		X	X

Gromek		X	X

Kollat		X	X

Krueger	X

Lauderback		X	X

Long		X	X

O'Donovan		X	X

Volkema		X	X

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  is not, and in the past three years has not been, an employee of the Company;

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  does not have, and has not had within the last three years, an immediate family member employed as an executive officer of the Company;

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  has not received, and has not had an immediate family member receive during any 12-month period within the last three years, any direct compensation from the Company in excess of $120,000 (other than compensation for Board service; compensation received by the director for former service as an interim Chairman, CEO or other executive officer; compensation received by the director's immediate family member for service as a non-executive employee; or pension and other forms of deferred compensation for prior service if such compensation is not contingent in any way on continued service);

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  is not a current employee or partner of a firm that is the Company's internal or external auditor;

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  has not been, and has not had an immediate family member who has been within the last three years, a partner or employee of the Company's internal or external auditor and personally worked on the Company's audit within that time;

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  has not had an immediate family member who is (i) a current partner of the Company's internal or external auditor, or (ii) a
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  current employee of the Company's internal or external auditor who personally works on the Company's audit;

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  is not, and has not been within the last three years, part of an interlocking directorate in which a current executive officer of Wolverine Worldwide serves or served on the compensation committee of another company where the director or the director's immediate family member concurrently serves or served as an executive officer;
  »
  is not an employee of, and does not have an immediate family member who is an executive officer of, another company that has made payments to, or received payments from, Wolverine Worldwide for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1,000,000 or 2% of the other company's consolidated gross revenues; or

  »
  has not had any other direct or indirect relationship with Wolverine Worldwide that the Board determines is material.

"Immediate Family Member" is defined as spouses, parents, children, siblings, in-laws, and any person (other than domestic employees) sharing the household of any director, nominee for director, executive officer, or significant stockholder of a company.

BOARD COMMITTEES

The following table identifies the current members of the Board and its standing committees and the number of meetings the Board and each committee held in 2014.

BOARD OF DIRECTORS (6 Meetings)
Audit Committee	Compensation Committee	Finance Committee*	Governance Committee
(9 Meetings)	(7 Meetings)	(2 Meetings)	(6 Meetings)
Gerber (Chair)	Gromek (Chair)	Boromisa (Chair)	Lauderback (Chair)
Boromisa	Boromisa	Gerber	Gromek
Lauderback	Long	Gromek	Long
	Volkema		Volkema
*
The Finance Committee was dissolved in April 2014.

Audit Committee

The Board has determined that each Audit Committee member is "independent" as defined by NYSE listing standards and the Sarbanes-Oxley Act of 2002, as applicable to audit committee members, and satisfies the NYSE "financial literacy" requirement. In addition, the Board has determined that Mr. Boromisa and Mr. Gerber are "audit committee financial experts" under Securities and Exchange Commission ("SEC") rules.

The charter of the Audit Committee is published on the Company's website at http://www.wolverineworldwide.com/investor-relations/corporate-governance/ and lists all the Audit Committee's duties and responsibilities. In accordance with its charter, the Audit Committee:

  »
  represents and assists the Board in fulfilling its oversight responsibility regarding the Company's financial statements and the financial reporting process, the Company's internal control over financial reporting, the performance of the internal audit function and the independent auditors, the qualifications and independence of the independent auditors, the annual independent audit of the Company's financial statements and internal control over financial reporting, the Company's compliance with legal and regulatory requirements, and the Company's policies and systems with respect to risk assessment and risk management;
  »
  appoints, retains, compensates, oversees, evaluates and, if appropriate, terminates the independent auditors;

  »
  approves in advance all audit and permissible non-audit services to be provided by the independent auditors and establishes policies and procedures for the engagement of the independent auditors to provide audit and permissible non-audit services; annually obtains and reviews the independent auditors' internal quality control report and other reports required by applicable rules, regulations and standards;
Wolverine Worldwide Notice of 2015 Annual Meeting of Stockholders and Proxy Statement	| Page 19

2015 PROXY STATEMENT

  »
  annually obtains and reviews the independent auditors' report regarding the auditors' independence;

  »
  annually reviews and assesses auditor objectivity and independence;

  »
  annually reviews the performance, effectiveness, objectivity and independence of the independent auditors and the Company's internal audit function;

  »
  discusses with the internal audit staff and the independent auditors the overall scope and plans for their respective audits;

  »
  receives, reviews and discusses reports from management, the finance and internal audit staff and the independent auditors regarding the adequacy and effectiveness of the Company's internal control over financial reporting;

  »
  receives, reviews and discusses reports from management regarding the adequacy and effectiveness of the Company's disclosure controls and procedures;

  »
  reviews and discusses the Company's policies and processes with respect to risk assessment and risk management and discusses with management and the independent auditors significant risks or exposures and steps taken by management to mitigate them; oversees the Company's risk policies and processes relating to its financial statements and financial reporting processes, credit risks and liquidity risks;

  »
  oversees the Company's management of risks related to cybersecurity;

  »
  meets separately, periodically with management, internal audit staff, and the independent auditors;

  »
  reviews with the independent auditors any audit problems or difficulties and management's response;

  »
  reviews and discusses with the independent auditors matters required to be discussed by the independent auditors under Accounting Standard No. 16, as adopted by the Public Company Accounting Oversight Board and amended from time to time;

  »
  meets to review with management and the Company's independent auditors the Company's interim and annual audited financial statements, including disclosures in Management's Discussion and Analysis of Financial Condition and Results of Operations, that are included in the Company's Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K;

  »
  recommends to the Board whether the Company's audited financial statements should be included in the company's Annual Report on Form 10-K;

  »
  establishes and oversees procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, auditing or federal securities law matters, and for the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting, auditing or federal securities law matters;

  »
  reviews and discusses with management and the independent auditors the Company's earnings press releases and financial information and earnings guidance provided by the Company to analysts and rating agencies;

  »
  oversees the preparation of the audit committee report required by the SEC rules to be included in the Company's proxy statement for the annual meeting of stockholders;

  »
  establishes the Company's hiring policies for employees and former employees of the independent auditors;

  »
  engages consultants and advisors at the expense of the Company to assist the Committee as it deems necessary in the performance of its functions;

  »
  oversees the Company's legal and regulatory compliance systems and reviews the Company's codes of conduct and programs to monitor compliance with such codes;

  »
  at least annually receives a report on the Company's compliance programs, and reviews and discusses the implementation and effectiveness of the Company's compliance programs with the General Counsel, who has the authority to communicate promptly and directly to the Audit Committee and the Board about reports that involve actual and alleged violations of law or the Company's codes of conduct; and

  »
  conducts and discusses with the Board an annual performance evaluation of the Committee, including the Committee's adherence to its charter.
Page 20 |	Wolverine Worldwide Notice of 2015 Annual Meeting of Stockholders and Proxy Statement

2015 PROXY STATEMENT

Compensation Committee

The Board has determined that each Compensation Committee member is "independent" as defined by NYSE listing standards, as applicable to compensation committee members.

The charter of the Compensation Committee is published on the Company's website at http://www.wolverineworldwide.com/investor-relations/corporate-governance/ and lists all the Compensation Committee's duties and responsibilities. In accordance with its charter, the Compensation Committee:

  »
  assists the Board in fulfilling its responsibilities relating to executive compensation and the Company's compensation and benefit programs and policies;

  »
  oversees the overall compensation structure, policies and programs, including whether the compensation structure establishes appropriate incentives for management and employees;

  »
  oversees the Company's management of risks relating to management resources, organization structure, and succession planning, hiring, development and retention processes, as well as those relating to the Company's compensation structure, policies and programs;

  »
  administers and makes recommendations with respect to incentive compensation plans, including stock incentive plans;

  »
  assesses the results of the Company's most recent advisory vote on executive compensation;

  »
  reviews and approves corporate and personal goals and objectives relevant to CEO compensation, evaluates the performance of the CEO in light of these goals and objectives, and, together with the other independent directors, approves the compensation of the CEO based on the evaluation;

  »
  discusses with the CEO the performance of other executives on the CEO's management team as well as certain brand presidents as it deems appropriate (together with the CEO, the "Executives");

  »
  reviews the compensation of Executives, and reviews and approves the compensation of Executives who report directly to the CEO;

  »
  reviews and approves, as appropriate, stock incentive grants and other equity compensation to Executives, including the terms and conditions of any such compensation;

  »
  reviews and discusses with management Wolverine Worldwide's Compensation Discussion and Analysis and related disclosures required by the SEC rules and recommends to the Board whether such disclosures should be included in the annual report and proxy statement;

  »
  oversees the preparation of the compensation committee report required by the SEC rules to be included in the annual report and proxy statement;

  »
  reviews and approves the design of benefit plans pertaining to Executives;

  »
  reviews and recommends employment agreements and severance arrangements for the CEO, including change in control provisions, plans or agreements;

  »
  reviews and approves employment agreements and severance agreements for Executives other than the CEO, including change in control provisions, plans or agreements;

  »
  establishes stock ownership guidelines for directors, Executives and other appropriate employees and monitors compliance with the guidelines;

  »
  considers and recommends to the Board the frequency of the Company's advisory vote on executive compensation;

  »
  engages consultants and advisors at the expense of the Company to assist the Committee as it deems necessary in the performance of its functions;

  »
  appoints, determines compensation for and oversees the work of any consultants and advisors retained by the Committee and oversees compliance with any applicable requirements relating to the independence of such consultants or advisors;

  »
  at least annually, assesses whether the work of compensation consultants involved in determining or recommending executive or director compensation has raised any conflict of interest that is required to be disclosed in the Company's annual report and proxy statement; and

  »
  conducts and discusses with the Board an annual performance evaluation of the Committee, including the Committee's adherence to its charter.
Wolverine Worldwide Notice of 2015 Annual Meeting of Stockholders and Proxy Statement	| Page 21

2015 PROXY STATEMENT

Compensation Committee Interlocks and Insider Participation.    During fiscal year 2014, none of the members of the Compensation Committee was an officer or employee of the Company, was a former officer of the Company, nor had a relationship with the Company requiring disclosure as a related party transaction under Item 404 of Regulation S-K of the Securities Act of 1933. None of the Company's executive officers served on the compensation committee or board of directors of another entity whose executive officer(s) served as a director on the Company's Board or on the Compensation Committee.

See the "Compensation Discussion and Analysis" section below for more information regarding the Compensation Committee's processes and procedures.

Governance Committee

The Board has determined that each Governance Committee member is "independent" as defined by NYSE listing standards.

The charter of the Governance Committee is published on the Company's website at http://www.wolverineworldwide.com/investor-relations/corporate-governance/ and lists all the Governance Committee's duties and responsibilities. In accordance with its charter, the Governance Committee:

  »
  assists the Board in fulfilling its responsibilities on matters and issues related to the Company's corporate governance practices;

  »
  in conjunction with the Board, establishes qualification standards for membership on the Board and its committees;

  »
  leads the search for individuals qualified to become members of the Board and reviews the qualifications of candidates for election to the Board;

  »
  establishes procedures for the consideration of candidates for election to the Board recommended for the Committee's consideration by the Company's stockholders;

  »
  recommends to the Board the Company's nominees for election or reelection by the stockholders at the annual meeting, and to fill vacancies and newly created directorships on the Board;

  »
  recommends to the Board qualified individuals to serve as committee members and chairpersons on the various Board committees;

  »
  develops and recommends to the Board corporate governance guidelines, reviews the guidelines on an annual basis, and recommends any changes to the guidelines as necessary;

  »
  periodically reviews the Board's leadership structure as part of the succession planning process and recommends changes to the Board as appropriate, and makes recommendations to the independent directors regarding the appointment of the Lead Director;

  »
  develops and recommends to the Board guidelines, in accordance with applicable rules and regulations, to be applied when assessing the independence of directors;
  »
  reviews related person transactions, as defined in applicable SEC rules, and establishes policies and procedures for the review, approval and ratification of related person transactions;

  »
  oversees the Company's management of risks related to the Company's governance structure and related person transactions;

  »
  annually reviews the compensation of directors for service on the Board and committees and makes recommendations to the Board regarding such compensation;

  »
  annually reviews and makes recommendations to the Board concerning the structure, composition and functioning of the Board and its committees and recommends to the Board directors to serve as committee members and chairpersons;

  »
  reviews and recommends to the Board retirement and other tenure policies for directors;

  »
  reviews directorships in other public companies held by or offered to directors and Company employees;

  »
  develops and recommends to the Board for its approval an annual self-evaluation process for the Board and its committees, and oversees the evaluation process;

  »
  engages consultants and advisors at the expense of the Company to assist the Committee as it deems necessary in the performance of its functions; and

  »
  conducts and discusses with the Board an annual performance evaluation of the Committee, including the Committee's adherence to its charter.
Page 22 |	Wolverine Worldwide Notice of 2015 Annual Meeting of Stockholders and Proxy Statement

2015 PROXY STATEMENT

CODE OF CONDUCT & COMPLIANCE AND ACCOUNTING AND FINANCE CODE OF ETHICS

The Board has adopted a Code of Conduct & Compliance for the Company's directors, officers and employees. The Board also has adopted an Accounting and Finance Code of Ethics ("Accounting and Finance Code") that focuses on the financial reporting process and applies to the Company's CEO, CFO and Corporate Controller.

The Company will disclose amendments to or waivers from its Code of Conduct & Compliance affecting directors or executive officers and amendments to or waivers from its Accounting and Finance Code, on its website at: www.wolverineworldwide.com/investor-relations/corporate-governance .

STOCKHOLDER COMMUNICATIONS POLICY

Stockholders and other interested parties may send correspondence to the Board, the non-management directors as a group, a specific Board committee or a director (including the Lead Director).

The General Counsel will provide a summary and copies of all correspondence (other than solicitations for services, products or publications) to the applicable directors at each regularly scheduled meeting.

Communications may be sent:

    •
    By emailing through various links provided on Wolverine Worldwide's website at: www.wolverineworldwide.com/investor-relations/corporate-governance/

    •
    c/o General Counsel and Secretary, Wolverine World Wide, Inc., 9341 Courtland Drive, N.E., Rockford, Michigan 49351

The General Counsel will alert individual directors to items which warrant a prompt response from the individual director prior to the next regularly scheduled meeting. Items warranting a prompt response, but not addressed to a specific director, will be routed to the applicable Committee Chairperson.

Wolverine Worldwide Notice of 2015 Annual Meeting of Stockholders and Proxy Statement	| Page 23

2015 PROXY STATEMENT

Non-Employee Director Compensation in Fiscal Year 2014

Wolverine Worldwide's director compensation philosophy is to pay compensation competitive with compensation paid by companies of similar size in the same industries and with whom Wolverine Worldwide competes for director candidates. The Governance Committee, with input from management and from Towers Watson, reviewed director compensation and compared it to market data, including a comparison to director compensation data for the Peer Group, as defined on page 31. The following table provides information concerning the compensation of the Company's non-employee directors for fiscal year 2014. Mr. Krueger receives compensation for his services as the Company's CEO and President, but does not receive any additional compensation for his service as a director.

	Fees Paid in Cash		Cash Amounts Voluntarily Deferred		Cash Amounts Deferred Through Annual Equity Retainers		Fees Earned or Paid in Cash[1]		Option Awards[2]		Total
Boromisa	$105,500	+	-	+	$65,000	=	$170,500	+	$45,000	=	$215,500

Boswell	$65,000	+	-	+	$65,000	=	$130,000	+	$45,000	=	$175,000

Divol[3]	-	+	-	+	-	=	-	+	$65,000	=	$65,000

Gerber	$106,000	+	-	+	$65,000	=	$171,000	+	$45,000	=	$216,000

Grimoldi[4]	-	+	$20,357	+	$20,357	=	$40,714	+	-	=	$40,714

Gromek	-	+	$110,000	+	$65,000	=	$175,000	+	$45,000	=	$220,000

Kollat	$120,000	+	-	+	$86,000	=	$206,000	+	$59,000	=	$265,000

Lauderback	$80,250	+	$26,750	+	$65,000	=	$172,000	+	$45,000	=	$217,000

Long	$89,000	+	-	+	$65,000	=	$154,000	+	$45,000	=	$199,000

O'Donovan	$65,000	+	-	+	$65,000	=	$130,000	+	$45,000	=	$175,000

Peterson[4]	$28,813	+	-	+	$20,357	=	$49,170	+	-	=	$49,170

Volkema	-	+	$89,000	+	$65,000	=	$154,000	+	$45,000	=	$199,000

1
Represents cash payments received or deferred by directors for fiscal year 2014. Directors may defer director fees and receive stock units pursuant to the Deferred Compensation Plan. The table shows the Fees Earned or Paid in Cash separated into Fees Paid in Cash, Cash Amounts Voluntarily Deferred, and Cash Amounts Deferred Through Annual Equity Retainers (required as part of the compensation program for directors) that will be paid out in stock.
2
Represents the aggregate grant date fair value of stock options granted to non-employee directors in fiscal year 2014, calculated in accordance with Accounting Standard Codification ("ASC") Topic 718. The chart below lists the aggregate outstanding option awards held by non-employee directors at the end of fiscal year 2014. For valuation assumptions, see the Stock-Based Compensation footnote to Wolverine Worldwide's Consolidated Financial Statements for fiscal year 2014.
3
Ms. Divol was appointed to the Board in October 2014.
4
Mr. Grimoldi and Ms. Peterson retired from the Board at the 2014 Annual Meeting of Stockholders.

Name	Option Awards Outstanding at January 3, 2015 (#)	Name	Option Awards Outstanding at January 3, 2015 (#)
Boromisa	70,851	Kollat	76,274

Boswell	15,940	Lauderback	45,617

Divol	11,207	Long	31,847

Gerber	49,079	O'Donovan	49,379

Gromek	61,997	Volkema	33,199

Page 24 |	Wolverine Worldwide Notice of 2015 Annual Meeting of Stockholders and Proxy Statement

2015 PROXY STATEMENT

The following table shows the non-employee director compensation program for 2014:

	Compensation Plan for 2014

Component	Cash	Options	Stock Units	Changes Effective for 2015
Newly Appointed or Elected Director	$0	Number of options equal to $65,000, determined using the Black-Scholes method.[1]		No change

Annual Director Fee	$65,000	Number of options equal to $45,000, determined using the Black-Scholes method.[2]	Number of stock units equal to $65,000, determined by dividing the dollar amount by the closing market price of the Company's common stock on the grant date.[3] Units are credited to the Amended and Restated Outside Directors' Deferred Compensation Plan.	Cash fee changed to $70,000. Option award changed to number of options equal to $50,000 determined using the Black-Scholes method. Stock units changed to the equivalent of $70,000 determined by dividing the dollar amount by the closing market price of the Company's common stock on the grant date.

Audit Committee Annual Fee	$15,000			No change

Audit Committee Chairperson Annual Fee	$20,000			No change

Compensation Committee Annual Fee	$12,000			No change

Compensation Committee Chairperson Annual Fee	$15,000			No change

Finance Committee Annual Fee	$12,000			N/A4

Finance Committee Chairperson Annual Fee	$15,000			N/A4

Governance Committee Annual Fee	$12,000			No change

Governance Committee Chairperson Annual Fee	$15,000			No change

Lead Director Annual Fee	In lieu of the standard Annual Director Fee, the Lead Director was paid a Cash Retainer of $120,000.	In lieu of the standard stock option grant, the Lead Director received a quantity of stock options equal to $59,000, calculated in the same manner as the standard grant.[2]	In lieu of the standard stock unit grant, the Lead Director received stock units equivalent to $86,000, calculated and credited in the same manner as the standard grant.[3]	In lieu of other compensation for serving on the Board, the Lead Director will be paid a Cash Retainer of $130,000, receive stock unit grants equal to $92,000, and receive a stock option award equal to $63,000, where the grant and award will be calculated as described above for the "Annual Director Fee."

1
Upon her appointment on October 8, 2014, Ms. Divol received 11,207 options under the Stock Option Plan of 2013. The exercise price of options granted is equal to the closing market price of Wolverine Worldwide's common stock on the date the options were granted.
2
For fiscal year 2014, Messrs. Boromisa, Gerber, Gromek, Long, O'Donovan and Volkema and Mses. Boswell and Lauderback each received 6,999 options (9,176 for Mr. Kollat) granted in April 2014 under the Stock Incentive Plan of 2013. The exercise price of options granted is equal to the closing market price of Wolverine Worldwide's common stock on the date of grant.
3
For fiscal year 2014, one grant was made on the first business day of each calendar quarter. For fiscal year 2014, the Company credited each of Messrs. Boromisa, Gerber, Gromek, Long, O'Donovan and Volkema and Mses. Boswell and Lauderback with an aggregate of 2,328 stock units and credited Mr. Kollat with 3,080 stock units. Mr. Grimoldi and Ms. Peterson served for only one full quarter of fiscal year 2014 and the Company credited each of them with 624 stock units with respect to that quarter. Stock units are fully vested on the grant date and are credited under the Amended and Restated Outside Directors' Deferred Compensation Plan (described below).
4
The Finance Committee was dissolved in April 2014.
Wolverine Worldwide Notice of 2015 Annual Meeting of Stockholders and Proxy Statement	| Page 25

2015 PROXY STATEMENT

The Company also:

  »
  pays director expenses associated with Board and committee meetings, other Company functions, and industry functions;

  »
  pays spouse travel expenses associated with international Board strategic planning meetings (there were no such meetings in 2014);
  »
  provides office space and administrative assistance to directors who visit Company locations;

  »
  occasionally provides to directors for review and assessment samples of its products that have nominal value; and

  »
  reimburses directors for some expenses relating to director education.

Management directors do not receive an annual cash or equity retainer or director stock option grant.

Deferred Compensation Plan.    The Company's Amended and Restated Outside Directors' Deferred Compensation Plan (the "Deferred Compensation Plan") is a supplemental nonqualified deferred compensation plan for non-employee directors. A separate non-employee director deferred compensation plan applies to benefits accrued under that plan before January 1, 2005. The Deferred Compensation Plan permits all non-employee directors to defer, at their option, 25%, 50%, 75% or 100% of their director fees. The Company establishes a book account for each non-employee director and treats deferred compensation as if invested in Wolverine Worldwide common stock. The Company credits the director's account with the annual equity retainer amount described above and with a number of stock units equal to the amounts deferred, each divided by the closing market price of common stock on the payment date. The Company also credits director accounts with dividend equivalents in the form of additional stock units.

Upon a director's termination of service, or such later date as a director selects, the Company distributes the stock units in the director's book account in shares of Wolverine Worldwide common stock in either a single, lump-sum distribution or annual installment distributions over a period of up to 20 years (10 years under the plan for benefits accrued before January 1, 2005). The Company converts each stock unit to one share of Wolverine Worldwide common stock.

Upon a "change in control," the Company distributes to the director, in a single, lump-sum distribution, Wolverine Worldwide common stock in a number of shares equal to the stock units credited to a director's book account. The Deferred Compensation Plan defines "change in control" as:

  »
  the acquisition by any person, or by more than one person acting as a group, of more than 50% of either (i) the then outstanding shares of common stock of Wolverine Worldwide or (ii) the total fair market value of Wolverine Worldwide;

  »
  the acquisition by any person, or more than one person acting as a group, during the 12-month period from and including the date of the most recent acquisition, of ownership of 30% or more of the outstanding common stock of Wolverine Worldwide;
  »
  the replacement of a majority of the individuals who constitute the Board during any 12-month period by directors whose appointment or election is not endorsed by a majority of the directors prior to the date of the appointment or election; or

  »
  the acquisition, during any 12-month period ending on the date of the most recent acquisition, by any person of assets from Wolverine Worldwide having a gross fair market value of at least 40% of the gross fair market value of all the assets of Wolverine Worldwide immediately before the acquisition.

NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP GUIDELINES

Wolverine Worldwide's stock ownership guidelines require each non-employee director to maintain a stock ownership level equal to six times the non-employee director annual cash retainer. Owned shares, vested stock options, to the extent of their in-the-money value, and stock units under the Deferred Compensation Plan count toward the ownership requirements. These guidelines are intended to align the interests of the directors with the stockholders. The guidelines prohibit non-employee directors from transferring Company stock by sale or gift unless he or she has first attained the applicable stockholding requirement and continues to meet that requirement immediately following the proposed transaction. During 2014, all non-employee directors were in compliance with these guidelines.

Page 26 |	Wolverine Worldwide Notice of 2015 Annual Meeting of Stockholders and Proxy Statement

2015 PROXY STATEMENT

Securities Ownership of Officers and Directors and Certain Beneficial Owners

FIVE PERCENT STOCKHOLDERS

The following table sets forth information about those holders known by Wolverine Worldwide to be the beneficial owners of more than five percent of Wolverine Worldwide's outstanding shares of common stock as of March 2, 2015:

Amount and Nature of Beneficial Ownership of Common Stock
Name and Address of Beneficial Owner	Sole Voting Power	Sole Investment Power	Shared Voting or Investment Power	Total Beneficial Ownership	Percent of Class[5]

BlackRock, Inc.[1] 40 East 52nd Street New York, NY 10022	8,319,421	8,540,960	0	8,540,960	8.29%

T. Rowe Price Associates, Inc.[2] 100 E. Pratt Street Baltimore, MD 21202	2,016,191	10,271,021	0	10,271,021	9.96%

Janus Capital Management LLC[3] 151 Detroit Street Denver, CO 80206	10,809,526	10,809,526	119,920	10,929,446	10.60%

The Vanguard Group, Inc.[4] 100 Vanguard Boulevard Malvern, PA 19355	135,798	6,374,578	127,398	6,501,976	6.31%

    1
    Based solely on information set forth in a Schedule 13G/A filed on January 23, 2015. The Schedule 13G/A indicates that BlackRock, Inc. beneficially owns, in the aggregate, 8,540,960 shares of Wolverine Worldwide common stock.
    2
    Based solely on information set forth in a Schedule 13G filed on January 12, 2015. The Schedule 13G indicates that T. Rowe Price Associates, Inc. beneficially owns, in the aggregate, 10,271,021 shares of Wolverine Worldwide common stock.
    3
    Based solely on information set forth in a Schedule 13G/A filed on February 18, 2015. The Schedule 13G/A indicates that Janus Capital Management LLC, beneficially owns, in the aggregate, 10,929,446 shares of Wolverine Worldwide common stock.
    4
    Based solely on information set forth in a Schedule 13G/A filed on February 10, 2015. The Schedule 13G/A indicates that The Vanguard Group, Inc., beneficially owns, in the aggregate, 6,501,976 shares of Wolverine Worldwide common stock.
    5
    As of March 2, 2015, based on 103,087,484 shares outstanding on that date.
Wolverine Worldwide Notice of 2015 Annual Meeting of Stockholders and Proxy Statement	| Page 27

2015 PROXY STATEMENT

STOCK OWNERSHIP BY MANAGEMENT AND OTHERS

The following table sets forth the number of shares of common stock beneficially owned as of March 2, 2015, by each of the Company's directors and named executive officers and all of the Company's directors and executive officers as a group:

	Amount and Nature of Beneficial Ownership of Common Stock[1]
	Sole Voting and/or Investment Power[2]	Shared Voting or Investment Power[3]	Stock Options[4]	Total Beneficial Ownership[4]	Percent of Class[5]
Jeffrey M. Boromisa	4,000	—	70,851	74,851	*

Gina R. Boswell	—	—	15,940	15,940	*

Roxane Divol	—	—	11,207	11,207	*

James A. Gabel	112,758	—	—	112,758	*

William K. Gerber	10,000	—	45,231	55,231	*

Donald T. Grimes	193,385	—	212,146	405,531	*

Joseph R. Gromek	35,000	—	61,997	96,997	*

David T. Kollat	215,344	—	67,784	283,128	*

Blake W. Krueger	1,286,330	59,796	473,197	1,819,323	1.74%

Brenda J. Lauderback	10,200	—	45,617	55,817	*

Nicholas T. Long	—	—	31,847	31,847	*

Timothy J. O'Donovan	724,020	48,960	49,379	822,359	*

Andrew Simister	120,701	—	—	120,701	*

Michael A. Volkema	10,000	—	33,199	43,199	*

James D. Zwiers	182,620	115,144	204,188	501,952	*

All directors and executive officers as a group (19 people)	3,378,082	223,900	1,568,558	5,170,540	4.94%

    *
    Represents beneficial ownership of less than 1%.

    1
    The numbers of shares stated are based on information provided by each person listed and include shares personally owned of record and shares that, under applicable regulations, are considered to be otherwise beneficially owned.
    2
    These numbers include restricted shares and performance shares held, which are subject to forfeiture if the terms of the award are not satisfied.
    3
    These numbers include shares over which the listed person is legally entitled to share voting or investment power by reason of joint ownership, trust or other contract or property right and shares held by spouses, children or other relatives over whom the listed person may have influence by reason of such relationship.
    4
    The numbers represent shares that may be acquired within 60 days after March 2, 2015, by the exercise of stock options granted under Wolverine's various stock option plans. These numbers are also included in the Total Beneficial Ownership column.
    5
    As of March 2, 2015, based on 103,087,474 shares outstanding on that date plus the number of stock options exercisable by the specified person(s) within 60 days of March 2, 2015, as indicated in the "Stock Options" column.
Page 28 |	Wolverine Worldwide Notice of 2015 Annual Meeting of Stockholders and Proxy Statement

2015 PROXY STATEMENT

Compensation Discussion and Analysis

The Company's Compensation Discussion and Analysis ("CD&A") provides an overview and analysis of Wolverine Worldwide's executive compensation program and policies, the material compensation decisions made with respect to fiscal year 2014 compensation, and the material factors considered in making those decisions. The CD&A refers only to the compensation of Wolverine Worldwide's "named executive officers" ("NEOs") unless noted otherwise:

  Blake W. Krueger, Chairman, Chief Executive Officer and President
  James A. Gabel, President, Performance Group
  Donald T. Grimes, Senior Vice President, Chief Financial Officer and Treasurer
  Andrew Simister, President, Lifestyle Group
  James D. Zwiers, Senior Vice President and President, International Group

The CD&A is divided into the following four Sections:

   Section 1  - 2014 Overview

   Section 2  - Compensation Program Overview

   Section 3  - 2014 Compensation

   Section 4  - Other Compensation Policies and Practices

 SECTION 1  - 2014 OVERVIEW

The Company had another strong year in fiscal 2014. Highlights for the year include:

  »
  revenues of $2.76 billion, including fourth quarter revenue growth of 9.2%, marking record full-year revenue for Wolverine Worldwide;

  »
  record net earnings of $133.1 million;

  »
  cash provided by operating activities of $314.6 million; and

  »
  three-year total shareholder return in the 60th percentile compared to the Peer Group (defined below).
Wolverine Worldwide Notice of 2015 Annual Meeting of Stockholders and Proxy Statement	| Page 29

2015 PROXY STATEMENT

Strong Financial Performance

Wolverine Worldwide has a history of delivering strong financial performance. Our 15 brands are marketed in approximately 200 countries and territories around the world, and we believe this brand portfolio approach and the diversified geographic and customer base served by those brands have helped buffer the Company against challenges in any specific economic region or demographic sector and helped deliver strong financial performance in a variety of difficult economic environments.

Over the past five years, the Company's performance, based on cumulative total stockholder return, compared to the S&P SmallCap Index and the S&P Footwear Index, is as shown in the following table:

Page 30 |	Wolverine Worldwide Notice of 2015 Annual Meeting of Stockholders and Proxy Statement

2015 PROXY STATEMENT

Executive Compensation Overview for 2014

Peer Group

The Compensation Committee (the "Committee"), with input from Towers Watson (the compensation consultant engaged by the Committee, as more fully described below), established the below peer group for use in setting 2014 NEO compensation (the "Peer Group"). As of the end of the 2014 Fiscal Year, companies in the Peer Group had market capitalizations ranging from 0.1 times to 3.7 times Wolverine Worldwide's market capitalization, and Peer Group company revenue ranged from 0.6 times to 3.0 times Wolverine Worldwide's 2014 revenue. Wolverine Worldwide's market capitalization and revenue placed it at the 48th and 51st percentile of the Peer Group, respectively, with respect to these measures.

The following companies comprise the Peer Group:

Aéropostale, Inc.	Carter's, Inc.	DSW Inc.	The Jones Group Inc.

American Eagle Outfitters Inc.	Chico's FAS, Inc.	Foot Locker, Inc.	PVH Corp.

ANN Inc.	Coach, Inc.	Genesco Inc.	Williams-Sonoma, Inc.

Ascena Retail Group, Inc.	Deckers Outdoor Corporation	Guess?, Inc.

Brown Shoe Company, Inc.	Dick's Sporting Goods, Inc.	Hanesbrands Inc.

Demonstrated Pay-for-Performance

The Board and the Committee believe that the Company's executive compensation program should pay for performance. The Committee reviewed the results of the stockholder advisory vote on executive compensation that was held at the Annual Meeting of Stockholders in April 2014. The vote was with respect to the 2013 compensation actions and decisions for the Company's NEOs. Over 95 percent of the votes cast on the proposal were voted in support of the compensation of the Company's NEOs set forth in the CD&A, the summary compensation table and the related compensation tables and narratives in the 2014 proxy statement. Based on the results of the "say-on-pay" vote, the Committee concluded that the Company's executive compensation policies and practices enjoy substantial stockholder support. Taking into account the results of the say-on-pay vote, along with other factors such as the Company's corporate business objectives, the Committee's consideration of the Company's compensation philosophy and the Committee's review of competitive data (as discussed in more detail on page 35), the Committee did not make any changes to the structure of the executive compensation program for 2014.

KEY COMPENSATION AND CORPORATE GOVERNANCE POLICIES AND PRACTICES

The Company's executive compensation program includes many contemporary corporate governance practices:

  »
  authorizing the Compensation Committee to hire an independent consultant;
  »
  implementing Stock Ownership Guidelines covering all NEOs;
  »
  prohibiting hedging and pledging of Company securities; and
  »
  requiring a double-trigger for change-in-control benefits under the Company's Executive Severance Agreements.

Other Relevant Factors

CEO and other NEO compensation for fiscal year 2014, and, in the case of the long-term incentive compensation for the three-year period ending with fiscal year 2014, reflected the Company's financial performance over the past three years:

  »
  over 80% of the CEO's total direct compensation (cash and equity) as reported in the Summary Compensation Table is tied to the Company's stock or performance measures;

  »
  the ratio of performance-based equity awards (including stock options) to time-vested restricted stock awards for the CEO is 1.8 to 1.0; and

  »
  each NEO's bonus opportunity was capped at 200% of his Target Percentage for each bonus program.
Wolverine Worldwide Notice of 2015 Annual Meeting of Stockholders and Proxy Statement	| Page 31

2015 PROXY STATEMENT

 SECTION 2  - COMPENSATION PROGRAM OVERVIEW

Compensation Philosophy and Objectives

Wolverine Worldwide's compensation philosophy is to provide executives with competitive salaries and incentives to achieve superior business and financial performance. The Committee oversees the Company's executive compensation program. The Committee reviews and approves NEO compensation, other than the CEO's compensation, which is approved by the Board's independent directors. The NEO compensation program has four primary objectives:

  »
  attract and retain talented NEOs who will lead Wolverine Worldwide and drive for superior business and financial performance;

  »
  provide incentives for achieving specific, pre-established near-term individual, business-unit and corporate goals and reward the attainment of those goals;
  »
  provide incentives for achieving pre-established longer-term corporate financial goals and reward the attainment of those goals; and

  »
  align the interests of NEOs with those of the stockholders through incentives based on increasing stockholder value.

Wolverine Worldwide's executive compensation program balances fixed compensation (base salaries) with performance-based compensation (annual bonuses and long-term incentives) and rewards annual performance while maintaining emphasis on longer-term objectives. The program also blends cash, non-cash (equity and equity-based awards), long- and short-term compensation components, and current and future compensation components. The Committee considers qualitative and quantitative factors when setting the amount and mix of NEO compensation. Each NEO's compensation mix and cash-to-equity ratio depends on his responsibilities, experience, skills, and potential to affect Wolverine Worldwide's overall performance. The Committee and Board believe the CEO has the broadest scope of responsibilities and typically approve higher compensation for the CEO (with a higher proportion of variable compensation) than for any other NEO. The Committee and Board believe this executive compensation philosophy has successfully generated superior performance over the long term.

Compensation Program Summary

The Company's executive compensation program consists of four key elements, as shown in the accompanying table. First, each NEO receives a base salary. Second, each NEO is eligible to receive a cash-based Annual Bonus. The Annual Bonus has two parts: (i) an annual bonus based on performance

EXECUTIVE COMPENSATION PROGRAM

	Annual Bonus		Long-Term Incentive Compensation		Benefits

Base Salary	Performance Bonus	Individual Bonus	Long-Term Incentive Bonus	Equity	Retirement and Welfare Plans	Perquisites

measured against Company or business unit performance criteria established by the Compensation Committee at the beginning of the fiscal year (the "Performance Bonus") under the Annual Bonus Plan, and (ii) an annual bonus based on performance measured against individual performance criteria (the "Individual Bonus") under the Individual Performance Bonus Plan. Third, each NEO is eligible to receive Long-Term Incentive Compensation. The Long-Term Incentive Compensation has two parts: (i) a long-term incentive bonus based on performance measured against pre-established Company performance criteria for a three-year period (the "3-Year Bonus"), and (ii) equity in the form of time-vested restricted stock awards and time-vested stock option grants. Fourth, NEOs hired before January 1, 2013 may participate in the Company's defined-benefit plan (subject to certain vesting criteria) and, at the discretion of the Committee, may participate in a supplemental executive retirement plan. In addition, each NEO may receive assistance with tax and estate planning, a matching contribution to his 401(k) account and other perquisites as discussed below under the "Perquisites" heading. The executive compensation program is set out in more detail in the remainder of this CD&A.

Page 32 |	Wolverine Worldwide Notice of 2015 Annual Meeting of Stockholders and Proxy Statement

2015 PROXY STATEMENT

Purposes of Compensation Program Elements

Pay Element	What the Pay Element Rewards	Purpose of the Pay Element
Base Salary	» Scope of core responsibilities, years of service with the Company (or experience in similar positions at other companies), skills, and knowledge	» Provide a regular and stable source of income to NEOs

Annual Incentive Compensation

»

Performance Bonus rewards achieving specific corporate business objectives over which the NEO has reasonable control

»

For certain NEOs, Performance Bonus rewards achieving specific division business objectives over which the NEO has reasonable control

»

Individual Bonus rewards achieving specific personal objectives

»

Focus NEOs on specific annual goals that contribute to the Company's long-term success

»

Provide annual performance-based cash compensation

»

Align participants on important annual corporate, business level and individual performance metrics, with total annual opportunity heavily weighted toward achievement of corporate and business level goals

Long Term Incentive Compensation	» Focusing on long-term corporate business objectives » Focusing on driving long-term stockholder value » Continuing employment with the Company during the vesting period	» More closely align NEOs' interests with stockholders' interests » Reward NEOs for building stockholder value » Encourage long-term investment in the Company by participating NEOs » Retain NEOs

Retirement and Welfare Benefits	» Focusing on long-term corporate business objectives » Continuing long-term employment with the Company

»

In the case of the Supplemental Executive Retirement Plan, provide retirement benefits that NEO participants would have received under the broad-based plan in the absence of the IRS limits

»

Provide retirement security

»

Encourage long-term commitment to the Company by NEOs and assist Wolverine Worldwide in retaining talented NEOs

Wolverine Worldwide Notice of 2015 Annual Meeting of Stockholders and Proxy Statement	| Page 33

2015 PROXY STATEMENT

Compensation Committee Role

The Committee is responsible for overseeing the development and administration of the Company's compensation and benefits policies and programs. The Committee consists of four independent directors. Among its other responsibilities, the Committee formulates the compensation recommendations to the independent directors of the Board for the Company's CEO, reviews and approves all aspects of compensation for the other NEOs, and sets the Company's NEO compensation program, including:

  »
  reviewing and approving the Company's incentive goals and objectives relevant to compensation;

  »
  evaluating individual performance results in light of these goals and objectives;

  »
  evaluating the competitiveness of each NEO's total compensation package; and
  »
  approving (or, in the case of the CEO, recommending to the independent directors of the Board) any changes to the NEO's total compensation package, including, but not limited to, base salary, Annual Bonus, and long-term incentive compensation.

When making compensation recommendations or decisions, the Committee considers the CEO's assessment of the performance of each NEO, other than himself; the performance of the individual and the individual's respective business unit or function; the scope of the individual's responsibilities, years of service with the Company (or in similar positions with other companies), skills and knowledge; market data; market and economic conditions; retention considerations; and Wolverine Worldwide's compensation philosophy (collectively, the "Compensation Factors"). The Committee considers these Compensation Factors subjectively, and no single factor or combination of factors is determinative. Following its review and discussion, the Committee approves compensation for all NEOs, except the CEO. The Committee recommends compensation for the CEO to the independent directors of the Board, and those independent directors approve the CEO's compensation. The Lead Director and Compensation Committee Chair meet with the CEO at the end of the year to evaluate his performance compared to his personal objectives set at the beginning of the year. The Committee is supported in its work by the Senior Vice President of Global Human Resources, the General Counsel, and an independent executive compensation consultant as described below.

CEO Role

Within the framework of the Company's executive compensation program, the CEO recommends the level of base salary, Annual Bonus, long-term incentive compensation, equity awards and other compensation components for his direct reports, including the other NEOs. The CEO bases his recommendation upon his assessment of the Compensation Factors applicable to each NEO. The CEO considers these Compensation Factors subjectively and no single factor is determinative. The Committee discusses these recommendations with the CEO prior to setting the compensation for each NEO, other than the CEO.

Compensation Consultant Role

The Compensation Committee has retained Towers Watson as its executive compensation consultant. Towers Watson reports directly to the Committee, and the Committee determines the scope of its engagement and may replace it or hire additional consultants at any time. The Committee has evaluated Towers Watson's independence under the rules established by the NYSE and has determined that Towers Watson is "independent" as defined by NYSE rules. In addition, the Committee has evaluated whether the engagement of Towers Watson raises any conflicts of interest and has determined that no such conflicts of interest exist.

Page 34 |	Wolverine Worldwide Notice of 2015 Annual Meeting of Stockholders and Proxy Statement

2015 PROXY STATEMENT

At the Committee's invitation, a representative of Towers Watson generally attends Committee meetings and also communicates with the Compensation Committee Chair between meetings. However, the Committee makes all decisions regarding NEO compensation. Towers Watson provides various executive compensation services to the Committee pursuant to a consulting agreement with the Committee. Generally, these services include advising the Committee on the principal aspects of the Company's executive compensation program, evolving industry practices, and providing market information and analysis regarding the competitiveness of the Company's program design. During 2014, Towers Watson performed the following specific services:

  »
  advised the Committee on management proposals, as requested;

  »
  reviewed the CD&A and other executive compensation-related disclosures included in the Company's proxy statement;

  »
  attended Committee meetings, as requested;

  »
  reviewed the Company's peer group and advised the Committee on the composition of the peer group;
  »
  reviewed survey data for competitive comparisons;

  »
  provided market data and recommendations on CEO and other NEO compensation;

  »
  advised the Committee on market trends related to compensation policies and programs; and

  »
  proactively advised the Committee on best-practice approaches for governance of executive compensation.

The total fees the Company paid to Towers Watson for services to the Committee in 2014 were $115,000. Towers Watson also was engaged by Wolverine Worldwide in 2014 to perform actuarial services, pension plan consulting and risk and financial services that are not part of the executive compensation services provided to the Committee. These services were performed on an interim and annual basis for financial reporting purposes. The total annual expense for this work was approximately $279,000. The total fees the Company paid to Towers Watson ($394,000) represent approximately one one hundredth of one percent (0.01%) of Towers Watson's revenue for its 2014 fiscal year ($3.5 billion).

Competitive Data Use

The Committee uses surveys and Peer Group information as market reference points. The Committee believes that compensation levels in the footwear, apparel and retail industries typically exceed levels reported in general industry surveys. The Committee also considers information the Company learns through recruiting NEOs and the experience levels and responsibilities of NEOs prior to joining the Company as reference points in setting NEO compensation.

As part of its competitive data review in connection with determining 2014 compensation, the Committee considered information presented by Towers Watson based on publicly-disclosed Peer Group information and on three published compensation surveys: (1) 2013 Towers Watson Data Services Survey Report on Top Management Compensation – Retail and Wholesale Trade Industry Cut, (2) 2013 Towers Watson Compensation Database Executive Database – Retail/Wholesale Executive Database, and (3) 2013 US Mercer Benchmark Database, Executive – General, Retail Industry Cut.

Wolverine Worldwide Notice of 2015 Annual Meeting of Stockholders and Proxy Statement	| Page 35

2015 PROXY STATEMENT

 SECTION 3  – 2014 COMPENSATION

EXECUTIVE COMPENSATION PROGRAM

Base Salary		Annual Bonus		Long-Term Incentive Compensation		Benefits

	Base Salary	Performance Bonus	Individual Bonus	Long-Term Incentive Bonus	Equity	Retirement and Welfare Plans	Perquisites

As part of approving an NEO's base salary, the Committee considers the Compensation Factors described above. The Committee considers these Compensation Factors subjectively, and no single factor or combination of factors was determinative for any NEO. Based on these factors, the Committee approved the 2014 base salaries for the NEOs as noted in the table.

Name	2014 Base Salary	2013 Base Salary
Krueger	$1,150,000	$1,100,000

Gabel	$510,000	N/A

Grimes	$580,000	$560,000

Simister	$580,000	N/A

Zwiers	$608,000	$590,000

EXECUTIVE COMPENSATION PROGRAM

Annual Bonus		Annual Bonus		Long-Term Incentive Compensation		Benefits

	Base Salary	Performance Bonus	Individual Bonus	Long-Term Incentive Bonus	Equity	Retirement and Welfare Plans	Perquisites

In 2014, each NEO had the opportunity to earn annual cash incentive compensation ("Annual Bonus"), consisting of two parts: (i) an annual bonus based on performance measured against Company or business unit performance criteria established by the Committee at the beginning of the fiscal year ("Performance Bonus") under the Annual Bonus Plan, and (ii) an individual performance bonus measured against individual performance criteria ("Individual Bonus") under the Individual Performance Bonus Plan. Each NEO's payout under the two parts was determined by comparing his performance against specific criteria set at the beginning of each year, with 85% of each NEO's payout relating to the Performance Bonus and 15% relating to the Individual Bonus. For the Performance Bonus, each NEO's payout was determined by comparing his performance against four performance levels set for each pre-set criterion: threshold (50% payout), target (100% payout), goal (150% payout) and stretch (200% payout). For the Individual Bonus, each NEO's payout was determined by comparing his performance against each pre-set criterion and scoring it on a scale of 0% to 100%. As shown in further detail below under the heading "Individual Bonus," Individual Bonus payouts can range from 0% to 200% depending on the NEO's cumulative weighted performance score on his individual performance objectives.

The Compensation Committee set a percentage of each NEO's 2014 base salary as his Annual Bonus target percentage (the "Target Bonus Percentage"). The Target Bonus Percentage represents the percentage of each NEO's salary he could earn as annual incentive compensation at a "target" performance level (100% payout) for each of the Performance Bonus and Individual Bonus. As part of approving an NEO's 2014 Target Bonus Percentage, the Committee considered the Compensation Factors described above. The Committee considers these Compensation Factors subjectively, and no single factor or combination of factors was determinative for any NEO. Generally, the Committee set higher Target Bonus Percentages for individuals with greater influence on business strategy, profits or sales. This put a larger percentage of an NEO's total potential cash compensation "at risk."

Page 36 |	Wolverine Worldwide Notice of 2015 Annual Meeting of Stockholders and Proxy Statement

2015 PROXY STATEMENT

Consistent with the 2013 bonus opportunity, each NEO's total Annual Bonus opportunity for 2014 ranged from 0% to 200% of his Target Bonus Percentage. The accompanying table shows the total aggregate annual incentive compensation payout earned by each NEO for 2014, as well as the portion of that aggregate number that is attributable to the Performance Bonus and Individual Bonus.

			Annual Bonus Compensation Component as a Percentage of Target Bonus Performance

				Performance Bonus Percentage By Company or Business unit as a Percentage of Target Bonus Percentage

	2014 Target Percentage	2013 Target Percentage	Total Individual Bonus as a Percentage of Target Percentage	Company[1]	International Group[2]	Lifestyle Group[3]	Performance Group[4]	2014 Performance Bonus		2014 Individual Bonus		Total 2014 Actual Annual Bonus Compensation

Krueger	125%	125%	15%	85%				$1,298,229		$332,903		$1,631,132

Gabel	50%	N/A	15%	20%			65%	$138,901	[6]	$27,584	[6]	$200,000	[7]

Grimes	60%	60%	15%	85%				$314,865		$80,740		$395,605

Simister	50%	N/A	15%	20%		65%		$28,785	[6]	$31,370	[6]	$200,000	[7]

Zwiers	55%	55%	15%	20%	65%[5]		65%[5]	$400,945		$77,663		$478,608

1
The Committee approved revenue and pretax earnings performance criteria for the Company, as described below under "Annual Incentive Compensation – Performance Bonus."
2
The Committee approved revenue and pretax earnings as the performance criteria for the International Group.
3
The Committee approved revenue and pretax earnings as the performance criteria for the Lifestyle Group.
4
The Committee approved revenue and pretax earnings as the performance criteria for the Performance Group.
5
Mr. Zwiers' Performance Bonus opportunity relating to business unit performance is prorated between the Performance Group and International Group to reflect that he served a portion of 2014 as president of each of these groups.
6
Amounts for Messrs. Gabel and Simister are prorated to reflect that they were not employed by Wolverine for the full fiscal year.
7
As part of each's employment arrangement upon hiring, the Company determined to pay at least $200,000 in total 2014 Annual Bonus for Messrs. Gabel and Simister. This column includes a discretionary bonus ($33,515 for Mr. Gabel; $139,845 for Mr. Simister) added to the payout earned under the Annual Bonus so that Annual Bonus amount for each equals $200,000.

Annual Bonus – Performance Bonus

In connection with setting the Target Bonus Percentages, the Compensation Committee established the performance criteria for the Company and business units under the Annual Bonus Plan. Each NEO's Performance Bonus was based on performance criteria for the Company, or for the Company and a business unit. The Committee set fiscal year 2014 revenue (weighted 35% of the Company component) and pretax earnings (weighted 65%) as the Company's performance criteria. The Committee selected these criteria because it believed a strong correlation exists between performance on these financial measures and increases in stockholder value. As shown in the accompanying table, the Committee also set four performance levels for each criterion: threshold (50% payout), target (100% payout), goal (150% payout) and stretch (200% payout). The Committee set the revenue and pretax earnings goals for these performance levels (shown in the accompanying table) following discussion with management and a review of the Company's operating plan, historical performance, and economic conditions facing the Company.

Company Performance Level	in millions

(% of Target Payout)[1]	Revenue[2]	Pretax Earnings[2]
Threshold (50%)	$2,691	$207.4

Target (100%)	$2,771	$221.9

Goal (150%)	$2,852	$241.2

Stretch (200%)	$2,933	$260.5

1
The maximum payout an NEO can receive is 200% of the payment earned at his Target Bonus Percentage, even if performance is above Stretch, and an NEO would receive 0% of his Target Bonus Percentage if performance is below Threshold.
2
Not including the effect of acquisitions, divestitures, accounting changes, restructuring, or other special charges or extraordinary items excluded by the Compensation Committee. Pretax earnings for 2014 exclude acquisition-related integration, restructuring and debt extinguishment costs.
Wolverine Worldwide Notice of 2015 Annual Meeting of Stockholders and Proxy Statement	| Page 37

2015 PROXY STATEMENT

Two of the NEOs, Messrs. Krueger and Grimes, have significant influence on the Company's overall business performance and, accordingly, all of their respective Performance Bonus opportunities (85% of total Annual Bonus Opportunity) are based on the Company performance criteria. Three of the NEOs, Messrs. Gabel, Simister and Zwiers, are directly responsible for specific business units and exert a significant influence on those business units in particular. Accordingly, for each of those three NEOs, only 20% of their overall Annual Bonus opportunity was based on the Company's performance. The remaining portions of the Performance Bonus portion of the Annual Bonus opportunities for each of these three NEOs were based on the performance of their respective business units, expressed as a percentage of overall Annual Bonus opportunity: Mr. Gabel (65% Performance Group); Mr. Simister (65% Lifestyle Group); and Mr. Zwiers (65% International Group/Performance Group (prorated)). The remaining 15% of each NEOs Annual Bonus opportunity was determined by his respective Individual Bonus criteria.

For each business unit, the Committee set the goals at substantially similar levels of difficulty as the goals for the Company and with a similar degree of difficulty as in prior years. The accompanying table shows historical weighted average revenue and pretax earnings performance levels achieved by the business units using these performance criteria for the years for which a meaningful comparison can be made.

Historical Group Performance
	2014	2013	2012	2011	2010
International Group	Between goal and stretch	Between threshold and target	Below threshold	Above stretch	N/A

Lifestyle Group	Below threshold	Between threshold and target	N/A	N/A	N/A

Performance Group	Between target and goal	Between target and goal	Below threshold	Above stretch	Above stretch

In early 2015, the Committee certified actual 2014 performance compared to the performance levels for the Company and business unit criteria. The Company's fiscal year 2014 revenue was approximately $2.76 billion, which was between threshold and target performance level. The Company's adjusted pretax earnings for fiscal year 2014 were $225 million, which was between target and goal performance level. The weighted average results for the applicable performance criterion are shown in the accompanying table:

	2014 Performance	Overall Weighted Payout as a Percent of Bonus Target
International Group	Between goal and stretch	151%

Lifestyle Group	Below threshold	0%

Performance Group	Between target and goal	143%

Wolverine Worldwide	Between target and goal	103%

For 2014, the Company paid the NEOs the following amounts relating to the Performance Bonus.

Name	Performance Bonus Opportunity (as a % of an NEO's Target Percentage)	Performance Bonus Percentage Earned	Performance Bonus Paid[1]	Other Bonus[2]
Krueger	0 – 200%	103%	$1,298,229

Gabel	0 – 200%	133%	$138,901	$33,515

Grimes	0 – 200%	103%	$314,865

Simister	0 – 200%	24%	$28,785	$139,845

Zwiers	0 – 200%	150%	$400,945

1
Not including Individual Performance Bonus or any other bonus paid.
2
As part of each's employment arrangement upon hiring, the Company determined to pay at least $200,000 in total 2014 Annual Bonus for Messrs. Gabel and Simister.
Page 38 |	Wolverine Worldwide Notice of 2015 Annual Meeting of Stockholders and Proxy Statement

2015 PROXY STATEMENT

Annual Bonus – Individual Bonus

At the same time Target Bonus Percentages are set, the CEO approves for each NEO other than himself, Individual Bonus personal objectives. The CEO recommends, and the Committee approves, personal objectives for himself. Personal objectives may include elements such as executing strategies supporting Wolverine Worldwide's vision, developing employees, growing new business initiatives and driving operational excellence. Each NEO has personal objectives specific to him. Performance is evaluated subjectively, generally based on qualitative and quantitative factors.

NEO	2014 Personal Objectives
Krueger	Employee development, integration, brand and platform building and cash flows

Gabel	Assimilation, growth, direct-to consumer performance and Performance Group development

Grimes	Employee development, growth, profitability and cash flows

Simister	Assimilation, growth, Lifestyle Group development and restructuring management

Zwiers	International group assimilation, employee development, asset management and growth

Each personal objective is given a weight from 0% to 100%. The sum of the weights for each NEO's personal objectives equals 100%. An NEO's cumulative weighted personal objectives score is calculated by multiplying the score for each objective by its weight, and summing those results for all of the NEO's personal objectives. The Individual Bonus payout level ranges from 0% to 200%, determined by the cumulative weighted personal objectives score.

Personal Objectives Score	2014 Payout Level
95-100%	200%

90-95%	175%

80-90%	150%

70-80%	100%

60-70%	50%

Less than 60%	0%

The CEO recommended to the Committee the 2014 cumulative weighted personal objectives scores and payout levels for each of the NEOs, other than himself. The Committee and the other independent directors of the Board met with the CEO at the end of the year to evaluate his performance compared to his personal objectives. The Committee determined the cumulative weighted personal objectives score for the CEO and recommended to the independent directors of the Board the CEO's payout level. The Individual Bonus payout for each NEO, as shown in the accompanying table, was determined by multiplying his cumulative weighted performance score payout level by 15 percent (representing the percentage of the Individual Bonus to the total Annual Bonus opportunity) of his Target Bonus Percentage.

Name	2014 Individual Bonus Opportunity (as a % of an NEO's Target Percentage)	Personal Objectives Score	2014 Individual Bonus Percentage Awarded	2014 Individual Bonus Paid
Krueger	0 – 200%	84%	150%	$332,903

Gabel	0 – 200%	85%	150%	$27,584

Grimes	0 – 200%	82%	150%	$80,740

Simister	0 – 200%	81%	150%	$31,370

Zwiers	0 – 200%	82%	150%	$77,663

EXECUTIVE COMPENSATION PROGRAM

Long- Term Incentive Compensation		Annual Bonus		Long-Term Incentive Compensation		Benefits

	Base Salary	Performance Bonus	Individual Bonus	Long-Term Incentive Bonus	Equity	Retirement and Welfare Plans	Perquisites

In 2014, each NEO had the opportunity to earn long-term incentive compensation, consisting of two parts: (1) performance shares under the Company's stock incentive plan and (2) equity awards in the form of time-vested stock option grants and time-vested restricted stock awards under the stock incentive plan.

Wolverine Worldwide Notice of 2015 Annual Meeting of Stockholders and Proxy Statement	| Page 39

2015 PROXY STATEMENT

Long-Term Incentive Compensation – Performance Share Bonuses

Each NEO had the opportunity to earn long-term incentive compensation in the form of performance shares issued under the Company's stock incentive plan based on performance criteria covering three-year periods ("3-Year Bonus"). The Committee established two performance criteria for the performance period 2012-2014: (1) fully diluted earnings per share ("EPS"), and (2) business value added ("BVA"), each as adjusted to account for and exclude the effects of acquisitions, divestitures, accounting changes, restructuring, or other special charges or extraordinary items excluded by the Committee. BVA is calculated by starting with operating income determined in accordance with U.S. generally accepted accounting principles ("GAAP"), and then reducing operating income by (1) an amount for income taxes where the effective tax rate used to calculate the income tax amount is determined in accordance with GAAP (adjusted as described in the footnote to the table below), and (2) a capital charge equal to a 2-point average of "net operating assets" during the fiscal year (with "net operating assets" defined as the net of trade receivables (net of reserves), inventory (net of reserves), other current assets, property, plant and equipment, trade payables and accrued liabilities) multiplied by 10%. The Committee believes that BVA is useful for determining incentive compensation because it ties the income statement (profit delivery) to the balance sheet (effective asset utilization) and does not focus on one to the exclusion of the other. The Committee further believes that focusing NEOs' interests on increasing BVA aligns their interests more closely with stockholder interests. The Committee believes EPS is a key metric that plays an important role in driving the Company's stock price and that it further aligns the interests of the NEOs with other stockholders. The use of both EPS and BVA balances the NEOs' focus on near-term profitability with longer-term stockholder value. The Committee weights EPS 65% and BVA 35% when determining the overall performance level.

3-Year Performance Share Bonus (Fiscal 2012-2014)

The following table lists performance levels set by the Committee for the 2012-2014 performance period:

Performance level (Percentage of Target Payout)	Cumulative EPS for the 2012-2014 period[1]	Cumulative BVA for the 2012-2014 period[1] (in millions)
Threshold (50%)	$3.57	$276.2

Target (100%)	$3.94	$314.0

Goal (150%)	$4.57	$341.2

Stretch (200%)	$5.19	$369.2

1
As adjusted to account for and excluding the effects of acquisitions, divestitures, accounting changes, restructuring, or other special charges or extraordinary items excluded by the Compensation Committee. Excludes transaction and integration expenses related to the PLG acquisition, restructuring charges, store impairment charges, and expenses relating to the October 2013 debt refinancing.

The Committee evaluated the Company's performance for the 2012-2014 performance period against these criteria and certified that the Company's performance on both the EPS and BVA criteria as noted above fell between target and goal performance levels. The EPS attainment (120.0%) was weighted 65%, and the BVA attainment (135.5%) was weighted 35%, for a weighted average attainment of 125.4%, resulting in the vesting of the number of shares shown for each NEO in the accompanying table under the 3-Year Bonus for the 2012-2014 performance period. Due to Mr. Krueger having been granted fewer shares at the start of the 2012-2014 period than would have vested according to the vesting formula in the applicable agreement, 100% of Mr. Krueger's shares for the 2012-2014 period vested and he received a discretionary cash bonus equal to the difference between the value (including the value of dividends for the performance period) of the number of shares that would have vested under the applicable agreement (that is, the number of shares that would have vested at the 125.4% performance level) and the value (including the value of dividends for the performance period) of the number of shares actually vesting.

Name	Shares Vesting (#)
Krueger	75,102

Gabel	1,987	[1]

Grimes	21,892

Simister	2,259	[1]

Zwiers	19,124

1
Prorated to reflect employment for less than the full three-year period.
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3-Year Performance Share Bonus (Fiscal 2014-2016)

The Committee evaluated each NEO's long-term incentive target payout opportunity expressed as a percentage of base salary, similar to the Annual Bonus. The Committee considered the Compensation Factors noted above in determining 3-year target bonus percentages. The Committee considers these Compensation Factors subjectively, and no single factor or combination of factors was determinative for any NEO. The Committee decided to set the NEOs' Target Percentage for the 2014-2016 3-Year Bonus opportunity, as set out in the accompanying table. In February 2015, the Committee reviewed Mr. Krueger's overall compensation against peer market data provided by Towers Watson, which showed that Mr. Krueger's overall compensation was below median, particularly in his long-term incentive compensation. To address this, rather than making any changes to his base salary or Annual Bonus opportunity, the Committee recommended and the Board approved an increase in Mr. Krueger's Target Percentage for the 2015-2017 3-year period from 125% of his base salary to 200%. In addition, the Committee later recommended and the Board approved new grants of performance shares to Mr. Krueger for a 2015 performance period and a 2015-2016 performance period with Target Percentages of 100% and 75%, respectively, of Mr. Krueger's base salary. The performance targets for each period are based on (i) earnings per share (weighted at 65%) and BVA (weighted at 35%) targets that are consistent with the targets for the same metrics used in the 2013-2015 and 2014-2016 3-year periods, and (ii) threshold revenue targets that must be met before any shares would vest.

Name	2014-2016 Percent	2013-2015 Percent
Krueger	125%	100%

Gabel[1,2]	55%	55%

Grimes[2]	65%	65%

Simister[1,2]	55%	55%

Zwiers[2]	55%	55%

1
Any vesting will be prorated to reflect employment for less than the full three-year period.
2
Upon reviewing overall compensation in February 2015, the Compensation Committee approved an increase to target percentages (as a percentage of base salary) for the 2013-2015 and 2014-2016 performance periods for Messrs. Gabel, Simister and Zwiers from 50% to 55% and an increase from 60% to 65% for Mr. Grimes.

The Committee awarded performance shares to each NEO with a value equal to the estimated maximum bonus payout the NEO could earn as the 3-Year Bonus for the 2014-2016 performance period. The Committee weighted the EPS performance criterion at 65% of the total payout and weighted the BVA performance criterion at 35% of the total payout for the 2014-2016 performance period, which was consistent with the 2012 and 2013 performance share grants. The Committee intended the level of difficulty in attaining Threshold, Target, Goal and Stretch performance levels it set for the 2014-2016 performance period to be substantially similar to the level of difficulty in attaining the performance levels for the 2013-2015 performance period. The Committee granted the awards under the Company's Stock Incentive Plan of 2013. The award details are in the table "Grants of Plan-Based Awards in Fiscal Year 2014" on pages 48-49. The Company accrues, but does not pay, dividends on the performance shares during the performance period. Once the Committee certifies the Company's performance compared to the performance criteria, the restrictions on some, all, or none of the performance shares awarded to each NEO will lapse at that time, and the NEO will receive accrued dividends only on the shares actually earned.

Long-Term Incentive Compensation – Stock Option Grants and Restricted Stock Awards

The Compensation Committee believes that NEO stock ownership benefits stockholders. The Committee administers the stock incentive plans for stock option grants and restricted stock awards. It approves the amount of and terms applicable to all grants and awards (except for grants to the CEO, which the Committee recommends for approval by the independent directors). In addition to annual grants and awards, the Committee may approve special grants or awards to NEOs, such as a grant or award to a new hire or for a promotion.

When granting equity awards, the Committee considered the Compensation Factors described above as well as previous equity grants made to each NEO. The Committee considers these Compensation Factors subjectively, and no single factor or combination of factors was determinative for any NEO. The accompanying table reflects the grant-date value of the regular, annual time-vested restricted stock award and stock option grant to each NEO as a percentage of base salary. The "Grants of Plan-Based Awards in Fiscal Year 2014" table on pages 48-49 shows the actual grants and awards for 2014.

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A stock option's exercise price is set at the closing market price of the Company's common stock on the grant date. The Committee generally grants annual equity awards at its regularly scheduled February meeting. The independent directors of the Board generally approve equity grants to the CEO on the same day. A stock option grant typically vests one-third each year over three years. The restrictions on restricted stock awards typically lapse 25% on each of the third and fourth anniversary and 50% on the fifth anniversary of the award.

The restricted stock award, not including performance shares, was approximately 60%, and the stock option grants were approximately 40% of the combined value of the regular annual grant awarded to each NEO in 2014, as reflected in the accompanying table. These were the same approximate percentages as in 2013 and in the past five years. The Committee believed this mix was appropriate based on the fact that restricted stock promotes retention and stock options incentivize stock price performance.

Name	2014 Regular Annual Grants Actual % of Base Salary Awarded
Krueger	302%

Gabel	51%	[1]

Grimes	100%

Simister	45%	[1]

Zwiers	87%

1
Prorated grant percentage reflects employment for less that the full year. See below for information regarding additional sign-on and retention restricted stock grants to Messrs. Gabel and Simister.

In addition to the regular annual equity grants Messrs. Gabel and Simister each received: a sign-on grant of 15,000 shares of restricted stock; and a retention grant of 15,000 shares of restricted stock. Restrictions on the sign-on share grant lapse 25% on each of the third and fourth anniversary and 50% on the fifth anniversary of the award. Restrictions on the retention share grant lapse on a slightly modified schedule – restrictions on 25% of the shares lapse on each of the third and fourth anniversary of the January 1st after the date of the award and 50% on the fifth anniversary of the January 1st after the date of the award.

EXECUTIVE COMPENSATION PROGRAM

Benefits		Annual Bonus		Long-Term Incentive Compensation		Benefits

	Base Salary	Performance Bonus	Individual Bonus	Long-Term Incentive Bonus	Equity	Retirement and Welfare Plans	Perquisites

Retirement and Welfare Plans

The NEOs participate in Wolverine Worldwide's medical and dental plans and receive life and disability insurance. Subject to variations to account for requirements in local jurisdictions, variances in local compensation structure (for example, as applicable to Wolverine Worldwide's employees in the United States versus certain overseas offices), and to requirements under collective bargaining agreements, all Wolverine Worldwide employees receive the same health and welfare benefit opportunities. Messers. Krueger, Grimes and Zwiers also participate in the Wolverine Worldwide Employees' Pension Plan (a defined benefit plan) and the Wolverine World Wide, Inc. 409A Supplemental Executive Retirement Plan (an unfunded, non-qualified plan). For a description of the benefits under Wolverine Worldwide's retirement plans, see "Pension Plans and 2014 Pension Benefits" below.

Perquisites

The Company provides limited perquisites to NEOs in order to provide a competitive total compensation package. The Company reimbursed NEOs for tax, financial planning and estate planning services, and made 401(k) matching payments in the amounts set forth in footnote 8 to the "Summary Compensation Table" on pages 46-47.

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 SECTION 4  – OTHER COMPENSATION POLICIES AND PRACTICES

The dates of the Compensation Committee's and Board's February meetings at which annual grants are made generally are scheduled at least one year in advance. During 2014, the Committee also delegated to the CEO the authority to award restricted stock or grant stock options to employees during the period from the February 2014 regular meeting of the Compensation Committee until the February 2015 regular meeting of the Committee. The CEO may not make such grants or awards to himself or other NEOs. The grants and awards are intended to recognize outstanding performance by employees. The delegation limits the CEO's authority to make such grants and awards for the February 2014 to February 2015 period to an aggregate of 34,000 restricted stock awards and an aggregate of 26,322 stock option awards.

NEO Stock Ownership Guidelines

Through stock ownership guidelines, the Company requires that NEOs maintain a minimum stock ownership level (including owned shares, restricted stock awards and performance shares (for up to 50% of the applicable ownership requirement), and the in-the-money value of vested stock options) to align further the interests of these individuals with the stockholders. The stock ownership guidelines preclude individuals covered by the policy (including NEOs and directors) from transferring Company stock by sale or gift unless he or she has first attained the applicable holding requirement and continues to meet such requirement immediately following the proposed transaction. During 2014, NEOs were in compliance with these guidelines.

Covered Positions	Guideline
CEO	6x Annual Base Salary

Other NEOs	2x Annual Base Salary

Stock Hedging and Pledging Policies

The Company acknowledges that certain forms of hedging, such as zero-cost collars and forward sale contracts, allow a stockholder to lock in much of the value of his or her stock holdings, often in exchange for all or part of the potential for appreciation in the stock. These transactions allow a person to continue to own the covered securities but without the full risks and rewards of ownership. When that occurs, he or she may no longer have the same objectives as the Company's other shareholders. As a result, under the Company's Insider Trading Policy, all directors, officers and other employees are prohibited from engaging in any hedging transactions involving Company securities beneficially owned by them. The Company also considers it inappropriate for any such person to engage in speculative transactions in the Company's securities, including short sales, publicly traded options, margin accounts and pledges and standing and limit orders. Securities that are pledged (or hypothecated) as collateral for a loan may be sold in foreclosure if the borrower defaults on the loan. Because a foreclosure sale may occur at a time when the pledgor is aware of material, non-public information or otherwise is not permitted to trade in Company securities, all directors, officers and other employees are prohibited from pledging Company securities as collateral for a loan.

Impact of Accounting and Tax Treatments on Compensation

Section 162(m) of the Internal Revenue Code provides that publicly held companies may not deduct compensation paid to the CEO and the three next most highly-paid executive officers (other than the CFO) in excess of $1,000,000 annually, with certain exceptions for qualified "performance-based" compensation. Wolverine Worldwide has designed each of its Annual Bonus Plan, Long-Term Incentive Plan, and stock incentive plans, to permit certain awards payable under these plans that are intended to qualify as "performance-based" compensation for purposes of Section 162(m). Wolverine Worldwide does not require all of its compensation programs, including programs under the plans listed above, to be fully deductible under Section 162(m) because Wolverine Worldwide believes it is important to preserve flexibility in administering compensation programs in a manner designed to promote varying corporate goals. Wolverine Worldwide may pay compensation that does not qualify as performance-based compensation.

Post-Employment Compensation

Each NEO is party to an Executive Severance Agreement that provides for certain payments and benefits upon termination of employment after a change in control of Wolverine Worldwide. The Board believes Executive Severance Agreements will promote management stability during the transition period accompanying a change in control. Each NEO is eligible to receive compensation if his employment is terminated within two years (Messrs. Gabel, Grimes, Simister and Zwiers) or three years (Mr. Krueger) following a change in control of

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Wolverine Worldwide. The Compensation Committee believes this "double trigger" requirement of (1) change in control, and (2) termination of employment, is appropriate because a change in control does not, in many circumstances, materially harm an NEO unless his employment with the Company is terminated. An NEO does not receive payment under the Executive Severance Agreement if his employment terminates:

  »
  due to death or retirement in accordance with Wolverine Worldwide's policy or as otherwise agreed;

  »
  for cause or disability; or

  »
  by resignation of the NEO, other than for "good reason," which is discussed under the heading "Benefits Triggered by Termination Other than For Cause or by the NEO for Good Reason" and the heading "Benefits Triggered Under a Change in Control," both under the heading "Potential Payments Upon Termination or Change in Control."

NEOs may also be eligible under Wolverine Worldwide's retirement plans or equity plans to receive certain payments and benefits upon termination of employment or in connection with a change in control. The Compensation Committee believes that single-trigger accelerated vesting upon a change in control is appropriate in some circumstances because, by protecting a significant component of the NEO's total compensation, the acceleration of equity vesting (1) mitigates potential conflicts of interest that might arise between the NEOs and the stockholders, and (2) serves as a substantial incentive for those NEOs to obtain the highest possible value for the stockholders if the Company becomes an acquisition target. The Compensation Committee also retains the discretion to modify the accelerated vesting.

Mr. Krueger is also party to a Separation Agreement under which he receives certain payments and benefits if the Company terminates his employment other than for "cause" or if he terminates his employment for "good reason." The Compensation Committee determined upon appointing Mr. Krueger as CEO that, given the Company's strategic initiatives the Board had asked him to lead, it was appropriate for the Company to enter into a separation arrangement. You will find information on benefits payable to Mr. Krueger and each other NEO and the specific elements comprising the payments and benefits under the Separation Agreement, Executive Severance Agreements, and other retirement and equity plans of Wolverine Worldwide, in the "Potential Payments Upon Termination or Change in Control" section of this proxy statement.

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Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the information provided under the heading "Compensation Discussion and Analysis." Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Company include the Compensation Discussion and Analysis section in this proxy statement and incorporate it by reference into the Company's Annual Report on Form 10-K.

Respectfully submitted,

Joseph R. Gromek (Chairperson)
Jeffrey M. Boromisa
Nicholas T. Long
Michael A. Volkema

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Summary Compensation Table

Name and Principal Position	Year	Salary[1]	Bonus[1,2]	Stock Awards[3]	Option Awards[4]	Non-Equity Incentive Plan Compensation[1,5]	Change in Pension Value and Nonqualified Deferred Compensation Earnings[6]		All Other Compensation[8]	Total

Blake W. Krueger

Chairman, CEO	2014	$1,183,654	$440,249	$4,383,045	$1,394,846	$1,631,132	$5,499,286	[7]	$18,847	$14,551,059

and President	2013	$1,090,869	$500,000	$3,550,125	$1,044,046	$1,821,983	$0		$30,264	$8,037,287

	2012	$853,906		$2,638,485	$615,287	$192,129	$3,366,911		$18,772	$7,685,490

James A. Gabel[9]

President,	2014	$245,192	$33,510	$1,555,602	$105,650	$166,485	$0		$88,920	$2,195,359

Performance Group

Donald T. Grimes

Senior Vice President,	2014	$598,077		$904,834	$231,841	$395,605	$434,700		$14,120	$2,579,177

CFO, Treasurer and	2013	$555,038	$100,000	$816,866	$222,144	$457,827	$33,418		$19,573	$2,204,886

Chief Accounting Officer	2012	$427,827	$50,000	$826,172	$170,553	$52,944	$253,321		$12,810	$1,793,627

Andrew Simister[10]

President,	2014	$278,846	$139,845	$1,633,171	$105,650	$60,155	$0		$86,279	$2,303,946

Lifestyle Group

James D. Zwiers

Senior Vice President	2014	$627,577		$803,213	$210,567	$478,608	$795,787		$17,856	$2,933,608

and President,	2013	$584,654	$75,000	$728,005	$201,760	$413,050	$0		$19,424	$2,021,893

International Group	2012	$445,500		$1,108,664	$170,553	$81,351	$509,767		$16,866	$2,332,701

1
Includes any amounts deferred under the Company's qualified 401(k) plan.

2
As part of each's employment arrangement upon hiring, the Company determined to pay at least $200,000 in total 2014 Annual Bonus for Messrs. Gabel and Simister. The amount reflected in the "Bonus" column for Messrs. Gabel and Simister is the amount paid to increase the Annual Bonus amount to $200,000. As discussed above under "Long-Term Incentive Compensation – Performance Share Bonuses," the 2014 bonus for Mr. Krueger represents a discretionary cash bonus paid because the number of performance shares he was granted for the 2012-2014 performance period was less than the actual number of shares to which he would have been entitled under the vesting formula in the applicable agreement at the performance level achieved by the Company for the 2012-2014 performance period.
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3
Includes the value of restricted stock awards and performance share awards, as follows:

Name	Time-vested Restricted Value	Performance Share Value	Total
Krueger	$2,085,022	$2,298,023	$4,383,045

Gabel	$990,458	$565,144	$1,555,602

Grimes	$348,512	$556,322	$904,834

Simister	$990,458	$642,713	$1,633,171

Zwiers	$317,231	$485,982	$803,213

  Restricted stock was valued using the closing market price of Wolverine Worldwide common stock on the date of grant. Performance shares awarded in 2014 were valued using the closing market price of Wolverine Worldwide common stock on the date of grant and assuming performance between Target (100% payout) and Goal (150% payout) level, consistent with the assumptions used at the time of the award under ASC Topic 718. Assuming payout at Stretch performance, the aggregate award date fair value of performance shares awarded in 2014 for each NEO (and, in parenthesis, the award date fair value of the sum of performance share awards assuming (Stretch) performance assumptions and award date fair value of restricted stock awards for 2014), would have been: $3,018,750 ($5,103,772) for Mr. Krueger; $886,625 ($1,877,083) for Mr. Gabel; $804,513 ($1,153,025) for Mr. Grimes; $1,017,778 ($2,008,236) for Mr. Simister; and $702,803 ($1,020,034) for Mr. Zwiers. Restrictions on performance share awards will lapse in the February following the last year in the performance period, if at all, based on the Company's performance for the period. For additional valuation assumptions, see Note 11 to Wolverine Worldwide's Consolidated Financial Statements for the fiscal year ended January 3, 2015.

4
Represents the aggregate grant date fair value of stock options granted in the years shown, calculated in accordance with ASC Topic 718. Stock options were valued using the Black-Scholes model. For additional valuation assumptions, see Note 11 to Wolverine Worldwide's Consolidated Financial Statements for the fiscal year ended January 3, 2015.

5
Reflects the sum of Performance Bonus and Individual Bonus amounts earned in 2014, 2013 and 2012, respectively, and paid in 2015, 2014 and 2013, respectively.

6
All amounts in this column reflect the aggregate change in the actuarial present value of the NEOs' accumulated benefits under the Wolverine Worldwide Employees' Pension Plan ("Pension Plan") and Wolverine World Wide, Inc. 409A Supplemental Executive Retirement Plan ("SERP"). The amounts in the table were determined using assumptions consistent with those used in Wolverine Worldwide's Consolidated Financial Statements for each respective year. See the "Pension Plans and 2014 Pension Benefits" section starting on page 54. Messrs. Gabel and Simister do not participate in the Pension Plan or SERP.

7
Approximately $2.5 million of Mr. Krueger's change in pension value is attributable to year-over-year changes in the assumptions the Company is required to use in calculating pension values, specifically a decrease in discount rate and change in mortality assumptions. Using the same discount rates and mortality assumptions as used in 2013, Mr. Krueger's change in pension value would have been $3.0 million.

8
The amounts listed in this column for 2014 include Wolverine Worldwide's matching contributions to the accounts of the NEOs under Wolverine Worldwide's 401(k) Money Accumulation Plan, payments made by Wolverine Worldwide for the premiums on certain life insurance policies, tax and estate planning services, relocation costs (including tax gross-ups) and health care reimbursements in the amounts listed in the table below.

Name	401(k) Match	Life Insurance Premiums	Tax and Estate Planning	Relocation	Health
Krueger	$7,800	$3,842	$7,205	–	–

Gabel	$11,700	$1,495	$4,915	$68,433	$2,377

Grimes	$7,800	–	$6,320	–	–

Simister	–	$899	$4,915	$80,265	$200

Zwiers	$7,800	$2,851	$7,205	–	–

9
Mr. Gabel was hired as President of the Performance Group in July 2014.

10
Mr. Simister was hired as President of the Lifestyle Group in July 2014.
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Grants of Plan-Based Awards in Fiscal Year 2014

The following table provides information concerning each grant of an award made to the NEOs in fiscal year 2014:

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]

Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units[3] (#)	All Other Option Awards: Number of Securities Underlying Options[4] (#)	Exercise or Base Price of Option Awards[5] ($/Share)	Grant Date Fair Value of Stock and Option Awards[6] ($)

Krueger	Annual Bonus		$739,784	$1,479,567	$2,959,135

	FY14-FY16 Performance Shares	2/11/14				27,817	55,635	111,270				$2,298,023

	Stock Options	2/11/14								225,284	$27.13	$1,394,846

	Restricted Stock	2/11/14							76,853			$2,085,022

Gabel	Annual Bonus		$61,298	$122,596	$245,192

	FY14-FY16 Performance Shares	7/9/14				4,757	9,514	19,027				$327,994

	FY13-FY15 Performance Shares					2,718	5,436	10,873				$187,425

	FY12-FY14 Performance Shares					793	1,585	3,170				$49,725

	Stock Options	7/9/14								17,005	$26.81	$105,650

	Restricted Stock	7/9/14							20,847			$558,908

	Restricted Stock	12/10/14							15,000			$431,550

Grimes	Annual Bonus		$179,423	$358,846	$717,692

	FY14-FY16 Performance Shares	2/11/14				7,673	15,346	29,654				$556,322

	Stock Options	2/11/14								37,445	$27.13	$231,841

	Restricted Stock	2/11/14							12,846			$348,512

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			Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]

Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units[3] (#)	All Other Option Awards: Number of Securities Underlying Options[4] (#)	Exercise or Base Price of Option Awards[5] ($/Share)	Grant Date Fair Value of Stock and Option Awards[6] ($)

Simister	Annual Bonus		$69,712	$139,423	$278,846

	FY14-FY16 Performance Shares	7/9/14				5,475	10,950	21,864				$373,013

	FY13-FY15 Performance Shares					3,128	6,257	12,493				$213,150

	FY12-FY14 Performance Shares					901	1,803	3,606				$56,550

	Stock Options	7/9/14								17,005	$26.81	$105,650

	Restricted Stock	7/9/14							20,847			$558,908

	Restricted Stock	12/10/14							15,000			$431,550

Zwiers	Annual Bonus		$172,584	$345,167	$690,335

	FY14-FY16 Performance Shares	2/11/14				6,684	13,368	25,905				$485,982

	Stock Options	2/11/14								34,009	$27.13	$210,567

	Restricted Stock	2/11/14							11,693			$317,231

1
Estimated payout levels relating to the Performance Bonus and Individual Bonus. For a description of these bonuses and the payouts under them, see pages 36-39.
2
Estimated payout levels of performance shares granted under the Stock Incentive Plan of 2013 relating to each NEO's participation (prorated for Messrs. Gabel and Simister) in the 3-Year Bonus Plan for the 2014-2016 performance period and, for Messrs. Gabel and Simister, prorated participation in the 2012-2014 and 2013-2015 performance periods. Following the end of the applicable performance period, restrictions may lapse on some, all or none of the performance shares depending upon the Company's achievement of the relevant performance criteria. The Company accrues, but does not pay, dividends on the performance shares during the performance period. At the end of the applicable performance period, the Company will pay to the NEO the accrued dividends (if any) on the performance shares for which the restrictions lapse. For a description of this 3-Year Bonus Plan and the payout under it, see pages 39-41.
3
The Company awarded restricted stock awards under the Stock Incentive Plan of 2013 for all NEOs. With the exception of the December 2014 grants to Messrs. Gabel and Simister, which vest on a slightly longer schedule, as described in CD&A, the restrictions on 25% of the shares received under the awards reflected in this column lapse on each of the third and fourth anniversary and 50% on the fifth anniversary of the award. All restrictions on shares of restricted stock lapse upon an NEO's death, disability or voluntary termination after attaining age 62 or age 50 with seven years of service with the Company, subject to certain conditions. In the event of a change in control, as described under the "Benefits Upon a Change in Control Only" sub-heading on page 58, restrictions lapse on all shares. Holders of restricted stock are entitled to receive dividends and to vote the restricted shares.
4
The Company granted stock options under the Stock Incentive Plan of 2013 to all NEOs. Stock options granted to NEOs vest ratably over three years beginning on the first anniversary of the grant date and have a term of 10 years. All stock options vest upon an NEO's death, disability or voluntary termination after attaining age 62 or age 50 with seven years of service with the Company, subject to certain conditions. In the event of a change in control, as described under the "Benefits Upon a Change in Control Only" sub-heading on page 58, all stock options vest.
5
The exercise price is equal to the closing market price of shares of Wolverine Worldwide common stock on the date of the grant.
6
Represents the grant date fair value for stock options and award date fair value for performance share and time-vested restricted stock awards made in fiscal year 2014, determined as described in footnotes 3 and 4 to the "Summary Compensation Table."
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2015 PROXY STATEMENT

Outstanding Equity Awards at 2014 Fiscal Year-End

The following table provides information concerning unexercised options and stock awards that have not vested for each NEO outstanding as of January 3, 2015:

		Option Awards				Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable[1] (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested[2] (#)	Market Value of Shares or Units of Stock That Have Not Vested[3] ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested[4] (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other rights That Have Not Vested[3] ($)
Krueger

	Various					254,943	$7,400,995

	Various							345,584	$10,032,304

	2/6/08	7,984	-	$12.53	2/5/18

	2/10/10	44,266	-	$12.50	2/10/20

	2/9/11	98,000	-	$18.25	2/8/21

	2/8/12	76,000	38,000	$19.92	2/7/22

	2/6/13	66,926	133,852	$21.48	2/5/23

	2/11/14	-	225,284	$27.13	2/10/24

Gabel

	Various					35,847	$1,040,638

	Various							33,699	$978,282

	7/9/14	-	17,005	$26.81	7/8/24

Grimes

	Various					58,296	$1,692,333

	Various							90,832	$2,636,853

	5/27/08	10,784	-	$14.14	5/26/18

	2/10/09	60,000	-	$8.56	2/9/19

	2/10/10	40,600	-	$12.50	2/10/20

	2/9/11	28,200	-	$18.25	2/8/21

	2/8/12	21,068	10,532	$19.92	2/7/22

	2/6/13	14,240	28,480	$21.48	2/5/23

	2/11/14	-	37,445	$27.13	2/10/24

Simister

	Various					35,847	$1,040,638

	Various							38,323	$1,112,517

	7/9/14	-	17,005	$26.81	7/8/24

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		Option Awards				Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable[1] (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested[2] (#)	Market Value of Shares or Units of Stock That Have Not Vested[3] ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested[4] (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other rights That Have Not Vested[3] ($)
Zwiers

	Various					75,743	$2,198,819

	Various							83,833	$2,433,672

	2/7/07	2,432	-	$15.13	2/6/17

	2/6/08	22,152	-	$12.53	2/5/18

	2/10/09	38,000	-	$8.56	2/9/19

	4/22/09	4,000	-	$10.90	4/21/19

	2/10/10	40,600	-	$12.50	2/10/20

	2/9/11	28,200	-	$18.25	2/8/21

	2/8/12	21,068	10,532	$19.92	2/7/22

	2/6/13	12,934	25,866	$21.48	2/5/23

	2/11/14	-	34,009	$27.13	2/10/24

1
All options become exercisable on the vesting date. The vesting period for options is one-third of the shares on each of the first three anniversaries of the date of the grant. Stock option vesting may accelerate upon certain events, including death, disability or voluntary termination after attaining age 62 or age 50 with seven years of service with the Company, subject to certain conditions, as further described in the "Grants of Plan Based Awards" section.
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2015 PROXY STATEMENT

2
The following table sets forth the vesting dates for the unvested restricted stock awards of each NEO as of January 3, 2015:

Named Executive Officer	Vesting Date	Number of Shares to Vest
Krueger

	2/8/15	11,600

	2/9/15	10,400

	2/10/15	27,000

	2/6/16	18,372

	2/8/16	11,600

	2/9/16	20,800

	2/6/17	18,373

	2/8/17	23,200

	2/11/17	19,213

	2/6/18	36,745

	2/11/18	19,213

	2/11/19	38,427

Gabel

	7/9/17	5,211

	1/1/18	3,750

	7/9/18	5,212

	1/1/19	3,750

	7/9/19	10,424

	1/1/20	7,500

Grimes

	2/8/15	3,200

	2/9/15	2,950

	2/10/15	8,200

	2/6/16	3,900

	2/8/16	3,200

	2/9/16	5,900

	2/6/17	3,900

	2/8/17	6,400

	2/11/17	3,211

	2/6/18	7,800

	2/11/18	3,212

	2/11/19	6,423

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Named Executive Officer	Vesting Date	Number of Shares to Vest
Simister

	7/9/17	5,211

	1/1/18	3,750

	7/9/18	5,212

	1/1/19	3,750

	7/9/19	10,424

	1/1/20	7,500

Zwiers

	2/8/15	8,200

	2/9/15	2,950

	2/10/15	8,200

	2/6/16	3,550

	2/8/16	8,200

	2/9/16	5,900

	2/6/17	3,550

	2/8/17	16,400

	2/11/17	2,923

	2/6/18	7,100

	2/11/18	2,923

	2/11/19	5,847

3
The dollar values are calculated using a per share stock price of $29.03, the closing price of Wolverine Worldwide common stock as of the end of fiscal year 2014.
4
Following the end of the applicable three-year performance period, restrictions may lapse on some, all or none of the performance shares depending upon the Company's achievement of the relevant performance criteria.
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2015 PROXY STATEMENT

Option Exercises and Stock Vested in Fiscal Year 2014

	Option Awards		Stock Awards

	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting[1] ($)
Krueger	-	-	159,471	$4,555,892

Gabel	-	-	-	-

Grimes	21,216	$269,231	50,224	$1,439,616

Simister	-	-	-	-

Zwiers	32,716	$480,275	40,506	$1,136,187

1
The Company calculates the dollar values using the closing price of Wolverine Worldwide common stock on the date of vesting.

Pension Plans and 2014 Pension Benefits

Wolverine Worldwide maintains the following defined benefit retirement plans covering Messrs. Krueger, Grimes and Zwiers: (1) the Wolverine Worldwide Employees' Pension Plan ("Pension Plan"), which is a funded and tax-qualified defined benefit plan under the Internal Revenue Code that covers eligible employees, and (2) the Wolverine World Wide, Inc. 409A Supplemental Executive Retirement Plan ("SERP"), which is an unfunded non-qualified plan that covers individuals recommended by the CEO and approved by the Compensation Committee. Messrs. Gabel and Simister were hired after the Pension Plan was closed to new hires and do not participate in the SERP. The following describes the material features of the Pension Plan and SERP.

QUALIFIED PENSION PLAN

Participants vest in the Pension Plan after five years of qualifying service. Subject to the limitations imposed by the Internal Revenue Code, the Pension Plan generally pays a monthly benefit in an amount equal to a percentage of the participant's final average monthly earnings multiplied by his or her number of years of service. For purposes of this benefits formula, the Pension Plan caps years of service at 25 (30 for non-SERP participants) and the percentages of final average monthly earnings is 2.4% for Mr. Krueger and 2.0% for Messrs. Grimes and Zwiers. "Earnings" as used in this formula generally includes base salary and annual bonus, less Social Security allowance, and for 2014 was capped at $260,000, the IRS limit applicable to tax-qualified plans.

Upon retirement, a participant may elect to receive the benefit in the form of a life annuity, 5- or 10-year certain annuities, or joint and 50%, joint and 75%, or joint and 100% survivor annuities. The payments are actuarially adjusted based on the participant's election. Any election, other than an election to receive life annuity benefits, reduces the monthly benefit payable. The "normal" retirement age under the plan is age 65. Mr. Krueger is currently the only NEO eligible to begin drawing early retirement benefits under the Pension Plan.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Messrs. Krueger, Grimes and Zwiers participate in the SERP, which provides retirement benefits above amounts available under the Company's tax-qualified Pension Plan. The SERP benefit generally equals the difference between the participant's retirement benefit under

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the Pension Plan and the benefits the participant would have received if there were no IRS-imposed cap on earnings when calculating the Pension Plan benefit. The SERP caps years of service at 25 in calculating a participant's benefit. The SERP also allows a retired participant who has five years of service to draw earlier (beginning at age 55) and on different terms than under the Pension Plan. A participant's earnings percentage multiplier is the same under the SERP as it is under the Pension Plan (2.4% for Mr. Krueger and 2.0% for Messrs Grimes and Zwiers). The Compensation Committee may grant additional deemed years of service to a participant, subject to the cap of 25 years. The full benefit of any additional years of deemed service is paid under the SERP. Mr. Krueger reached the 25-year cap in 2012.

If a retired participant draws the SERP benefit prior to age 65, the reduction factor is 0.333% for each month prior to age 60, and 0.1666% for each month between age 60 and age 65. As of the end of fiscal year 2014, Mr. Krueger was the only NEO eligible to retire and begin drawing early benefits under the SERP.

SERP benefits are paid monthly, and the SERP has a lump sum payment option in the event of death or termination of employment after a change in control. The SERP also includes a disability benefit and a death benefit payable to the participant's designated beneficiary if the participant dies before retiring. The SERP provides for lump sum payments to participants who resign for good reason or are terminated by Wolverine other than for cause or due to death or disability within two years (Messrs. Grimes and Zwiers) or three years (Mr. Krueger) after a change in control.

The SERP also contains non-competition, confidentiality and employee non-solicitation provisions in favor of Wolverine Worldwide. Under the SERP non-competition provisions, a participant is not entitled to any benefit payment if the participant enters into certain relationships with a competing business prior to the date on which such benefit payment is due. If the participant's employment is terminated for serious misconduct or if Wolverine Worldwide cannot collect under an insurance policy purchased to fund SERP benefits for certain reasons, the Company may terminate a participant's benefits under the SERP. Wolverine Worldwide may terminate the SERP or stop further accrual of SERP benefits for a participating NEO at any time, but termination will not affect previously accrued benefits.

PENSION BENEFITS IN FISCAL YEAR 2014

The following table provides for each NEO certain information concerning each plan that provides for payments or other benefits at, following, or in connection with retirement:

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit[1] ($)		Payments During Last Fiscal Year ($)

Krueger	SERP	25	$14,455,650	[2]	-

	Pension	19	$1,392,198		-

Gabel	SERP[3]	-	-		-

	Pension[3]	-	-		-

Grimes	SERP	7	$654,083		-

	Pension	7	$292,623		-

Simister	SERP[3]	-	-		-

	Pension[3]	-	-		-

Zwiers	SERP	17	$1,241,667		-

	Pension	17	$565,359		-

1
These values are as of January 3, 2015, and are calculated assuming the participants will commence their benefits at age 65 (in the form of the annuity elected by the NEO) and use the modified RP2014 mortality tables for males and females (post-retirement) projected generationally with modified MP2014 projection scale and a 4.37% discount rate (compared to 5.26% in 2013).
2
The present value of Mr. Krueger's accumulated benefit under the SERP is $3,803,483 greater taking into account his deemed years of service. Mr. Krueger was previously granted three additional service years in 1996 in recognition of his service as a member of Wolverine Worldwide's executive team for three years before becoming a participant in the SERP, and additional deemed years of service were previously granted as part of Mr. Krueger's CEO compensation. The present value of Mr. Krueger's SERP benefit would be $10,652,167 if 19 service years were used to calculate his benefit. Mr. Krueger reached 25 years of service in 2012, the maximum years of service permitted under the SERP, and will not accrue any further years of service under the SERP.
3
The pension plan was closed to new hires starting January 1, 2013. Messrs. Gabel and Simister do not participate in the Pension Plan or SERP.
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2015 PROXY STATEMENT

Potential Payments Upon Termination or Change in Control

Wolverine Worldwide has entered into an Executive Severance Agreement with each NEO that provides certain rights, including the right to receive payments in the event of a termination of employment following a change in control. The Company also has entered into an agreement with Mr. Krueger regarding certain termination benefits in the event of termination of his employment under certain other circumstances described below.

BENEFITS TRIGGERED BY TERMINATION FOR CAUSE OR VOLUNTARY TERMINATION

An NEO is not entitled to receive any additional forms of severance payments or benefits upon termination for Cause or upon the NEO's voluntary decision, other than for Good Reason (as each of Cause and Good Reason is defined in the applicable agreements for each NEO) to terminate employment with Wolverine Worldwide in circumstances other than those described below.

BENEFITS TRIGGERED BY TERMINATION OTHER THAN FOR CAUSE OR BY THE NEO FOR GOOD REASON

Mr. Krueger entered into a Separation Agreement on March 13, 2008, which states that upon termination of his employment other than termination by Wolverine Worldwide for Cause or termination by Mr. Krueger without Good Reason, as such terms are defined in the Separation Agreement, Wolverine Worldwide will pay Mr. Krueger the following payments in exchange for a general release of claims in favor of Wolverine Worldwide: (1) continued base salary for 18 months (reduced by payments he receives if he is employed by a Competing Business, as defined in the Separation Agreement); (2) the pro-rata portion of the annual incentive bonus and the 3-year bonus for all uncompleted performance periods based on actual corporate performance for the applicable performance periods; (3) the pro-rata portion of the annual individual performance bonus relating to personal performance objectives; and (4) retiree medical benefits for Mr. Krueger, his spouse and dependents for a period starting on the day after the termination date and ending on the last day of the 18th month following the month in which the termination date falls.

"Cause" generally is defined in Mr. Krueger's Separation Agreement to mean: (1) any act or omission knowingly undertaken or omitted with the intent of causing material damage to Wolverine Worldwide; (2) any intentional act involving fraud, misappropriation or embezzlement, that causes material damage to Wolverine Worldwide; (3) repeated willful failure to substantially perform any of his significant duties as reasonably directed by the Board of Directors of Wolverine Worldwide; (4) a conviction (including any plea of guilty or nolo contendere) of any criminal act that (a) results in the executive serving prison time and not being able to perform the normal duties of his position for more than thirty (30) days; or (b) causes material damage to Wolverine Worldwide; or (5) chronic or habitual use or consumption of drugs or alcohol that causes material damage to Wolverine Worldwide.

"Good Reason" generally is defined in Mr. Krueger's Separation Agreement to mean: (1) a material reduction in base compensation, including a reduction in base salary or opportunities under Wolverine Worldwide's bonus plans or equity plans (other than those implemented for the executive team as a whole); (2) a material reduction in authority, duties, or responsibilities; (3) a requirement to report to a Company officer or employee instead of reporting directly to the Board of Directors; or (4) certain relocations, other than those related to a change in the location of Wolverine Worldwide's headquarters affecting a majority of the executive team.

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BENEFITS TRIGGERED UPON A CHANGE IN CONTROL

Benefits Upon Termination Following a Change in Control.    Under the Executive Severance Agreements entered into with the NEOs, payments and benefits are triggered when employment is terminated without "cause" or when an executive terminates employment for "good reason" within two years (Messrs. Gabel, Grimes, Simister and Zwiers) or three years (Mr. Krueger) following a change in control of Wolverine Worldwide.

Upon such a qualifying termination, Wolverine Worldwide would pay the lump sum severance payment under the Executive Severance Agreement composed of the following: (1) unpaid base salary and bonus payments that had been earned; (2) in lieu of a bonus payment under the Annual Bonus Plan, an amount equal to the quotient of the number of days the NEO was employed by Wolverine Worldwide, or any successor company, in the year of termination divided by the number of days in the year, multiplied by 100% of the greater of either (a) the bonus awarded to the NEO under an Annual Bonus Plan for the preceding year and (b) the average paid to the NEO over the preceding two-year period under an Annual Bonus Plan; (3) in lieu of payments under the various three-year performance periods that remain open on the date of termination, an amount equal to the bonus the NEO would have received based on actual and assumed performance measures, multiplied by the quotient of the number of days the NEO participated in the performance period prior to the termination, divided by the total number of days in the performance period (in determining the earnings per share or other performance measures that can be determined annually for any year subsequent to the year of termination, performance will equal the level required to attain the maximum goal under the three year plan for that year); (4) either two (Messrs. Gabel, Grimes, Simister and Zwiers) or three (Mr. Krueger) times the sum of (a) the NEO's highest annual base salary during the 12-month period prior to termination and (b) the greater of (i) the average amount earned by the NEO during the previous two years and (ii) the amount earned during the previous year under the Annual Bonus Plan; (5) 100% of the positive spread for any options held by the NEO on the date of termination, whether or not vested; (6) in the case of Messrs. Krueger, Grimes and Zwiers, an excise tax gross-up adjustment (Mr. Gabel's and Mr. Simister's agreements were entered into after 2008 and do not include an excise tax gross-up adjustment); and (7) in the case of Messrs. Grimes and Zwiers, the present value of an additional three years of deemed service under the Pension Plan and SERP. Upon a termination of employment following a change of control, Wolverine Worldwide, or any successor company, will maintain for a period of six months to one year the NEO's benefits under the then-current benefit plans, programs or arrangements that the NEO was entitled to participate in immediately prior to the termination date. Wolverine Worldwide, or any successor company, will provide outplacement services through the last day of the second calendar year following the calendar year of termination.

"Change in control" under the Executive Severance Agreements generally means certain changes in composition of the Board of Directors, certain acquisitions of 20% or more of Wolverine Worldwide's common stock or combined outstanding voting power of Wolverine Worldwide, and other specified reorganizations, mergers, consolidations, liquidations, dissolutions or distributions of substantial assets (unless such transactions result in the creation of an entity in which at least 50% of the common stock and combined voting power is owned by the owners of record prior to the transaction, no single stockholder owns more than 20% of the combined voting power and a majority of the board remains unchanged).

"Cause" is defined under the Executive Severance Agreements to generally mean the willful and continued failure to substantially perform duties or willfully engaging in gross misconduct that is injurious to Wolverine Worldwide.

"Good Reason" is defined under the Executive Severance Agreements generally to mean: (1) any materially adverse change in position, duties, responsibilities or title or any removal, involuntary termination or failure to re-elect an officer; (2) a reduction in annual base salary; (3) any relocation or requirement to substantially increase business travel; (4) the failure to continue providing any executive incentive plans or bonus plans; (5) the failure to continue any employee benefit plan or compensation plan unless a comparable plan is available; (6) the failure to pay any salary, bonus, deferred compensation or other compensation; (7) the failure to obtain an assumption agreement from any successor; (8) any purported termination of the employment which is not effected in a manner prescribed by the Executive Severance Agreement; or (9) any other material breach by Wolverine Worldwide or a successor of its obligations under the Executive Severance Agreement.

Excise Tax Gross-Up.    The Compensation Committee previously determined that Wolverine Worldwide would not provide excise tax gross-up payments in employment agreements entered into after 2008.

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Benefits Upon a Change in Control Only.    Upon a change in control of Wolverine Worldwide, all of each NEO's outstanding stock options become immediately exercisable in full and will remain exercisable during their remaining term, regardless of whether the NEO remains in the employ or service of Wolverine Worldwide or any successor company. The Compensation Committee may determine that one or all of the NEOs shall receive cash in an amount equal to the positive spread amount. In addition, all other outstanding equity incentive awards of the NEOs, including shares of restricted stock, become immediately and fully vested and non-forfeitable upon a change in control of Wolverine Worldwide. Change in control for this purpose generally means certain changes in the composition of the Board of Directors, certain acquisitions of 20% of Wolverine Worldwide's common stock and other specified reorganizations, mergers, consolidations, liquidations, dissolutions or dispositions of substantial assets.

BENEFITS TRIGGERED BY RETIREMENT, DEATH OR PERMANENT DISABILITY

Pension Plan.    In the event of death before retirement, the Pension Plan provides the surviving spouse of a vested participant a death benefit equal to the qualified pre-retirement survivor annuity as defined in the Internal Revenue Code (generally 50% of the participant's accrued normal retirement benefit). This benefit is paid annually to the surviving spouse beginning when the participant would have turned 60 and continues for the life of the surviving spouse. For participants with at least three years of service as of December 31, 2003, and who have at least 10 years of service and are employed by Wolverine Worldwide at the time of death, the amount of the survivor benefit under the Pension Plan is calculated as though the participant had continued as an employee of Wolverine Worldwide until age 65 at the compensation level as of the date of death and the benefit begins upon the date of death, unreduced for early commencement. The survivor benefit for participants who meet all the criteria set forth in the preceding sentence, but who die when they are not employed by Wolverine Worldwide are entitled to a joint and survivor benefit commencing upon the date of death, unreduced for early commencement.

SERP.    If a SERP participant dies before beginning to receive benefits under the SERP, Wolverine Worldwide must, based on the participant's election, pay the beneficiary either a monthly annuity or a lump sum death benefit equal to the present value of the benefit computed as if the participant had retired on the date of death, had begun receiving benefits at age 55 and had continued to receive benefits for the remainder of the participant's life expectancy. If the participant dies after beginning to receive benefit payments, benefits cease unless the participant was receiving benefits in the form of one of the joint and survivor annuity optional elections under the plan or had elected benefits in a form that provides for a continuation of benefits.

If a participant becomes totally and permanently disabled, the SERP provides a disability benefit equal to 60% of the normal retirement accrued benefit based upon years of service up to the date that the participant became disabled through the date the participant reaches age 65 (at which point, the participant would begin drawing full SERP benefits) or is no longer disabled.

Annual Bonus Plan.    Upon termination of employment at least six months after the beginning of a fiscal year due to death, disability or early or normal retirement, an NEO is entitled to receive a pro rata portion of any Annual Bonus award earned under the Annual Bonus Plan based on the NEO's service during such fiscal year and actual performance under the Annual Bonus Plan. The Annual Bonus is payable at the same time and in the same manner as awards are paid to other NEOs for the fiscal year.

Stock Incentive Plans.    Upon death, disability or voluntary termination of employment after attaining age 62 or age 50 with seven years of service with the Company, subject to certain conditions, the restrictions applicable to each NEO's shares of restricted stock (excluding performance shares) terminate automatically and stock options vest in full if held for more than one year or, if employed for less than one year after the grant, on a percentage basis based on months employed after the grant divided by 12. Upon death, disability or voluntary termination of employment after attaining age 62 or age 50 with seven years of service with the Company, subject to certain conditions, the restrictions on performance shares lapse on a prorated basis, based on months employed in the performance period and actual Company performance during the performance period. Any prorated award is payable at the time awards are paid to other NEOs. At fiscal year-end, Mr. Krueger is the only NEO eligible for early vesting as a result of age or service with the Company.

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DESCRIPTION OF RESTRICTIVE COVENANTS THAT APPLY DURING AND AFTER TERMINATION OF EMPLOYMENT

The SERP contains non-competition, confidentiality and employee non-solicitation provisions in favor of Wolverine Worldwide. Under the non-competition provisions of the SERP, the participant will not be entitled to any benefit payment if, prior to the date on which such benefit payment is due, the participant enters into certain relationships with a competing business.

ESTIMATED PAYMENTS ON TERMINATION OR CHANGE IN CONTROL

The following table summarizes the potential payments and benefits payable to each NEO upon a change in control or termination of employment following each of the triggering events set forth in the table. As required, the amounts in the table assume that the termination of employment or change in control of Wolverine Worldwide took place on the Company's last day of fiscal 2014 – January 3, 2015. The amounts set out below are in addition to benefits that are generally available to the Company's employees such as distributions under the Company's 401(k) savings plan, disability or life insurance benefits and accrued vacation. Due to the many factors that affect the nature and amount of any benefits provided upon the termination events discussed below, any actual amounts paid or distributed to NEOs may be different. Factors that may affect these amounts include timing during the year of the occurrence of the event, Wolverine Worldwide's stock price and the NEO's age and years of service.

The value of the accelerated vesting of unvested equity-based compensation awards was computed using the closing market price ($29.03) of Wolverine Worldwide's common stock on January 2, 2015, the last business day in the fiscal year. The value for unvested restricted stock is computed by multiplying $29.03 by the number of shares of the NEO's restricted stock that would vest as a result of an event. The value of stock options that would vest as a result of an event equals the difference between the exercise price of each option and $29.03. No value was attributed to accelerated vesting of a stock option if its exercise price was greater than $29.03.

Each of the hypothetical events described in the following table (the highlighted blue headings in the left-hand column) is calculated and reported as a discreet event. For example, the amounts disclosed under the "Change in Control Only" heading are not cumulative with the amounts disclosed under the "Change in Control Termination" heading.

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Termination Event and Payments/Benefits	Krueger		Gabel		Grimes	Simister		Zwiers
Termination by Company for Cause or Voluntary Termination	-		-		-	-		-

Termination by Company Other Than for Cause or by Executive for Good Reason	$7,123,209	[1]	-		-	-		-

Change in Control Termination

Executive Severance Agreement[2]	$25,938,349		$1,453,182	[12]	$9,698,769	$1,627,569	[12]	$10,434,238

Benefits under Executive Severance Agreement[3]	$54,173		$59,523		$56,661	$58,507		$57,775

Stock Incentive Plans[4]	$9,185,797		$1,078,390		$2,074,449	$1,078,390		$2,554,671

Lump sum payment under the SERP[5]	$23,081,706		-		$1,513,647	-		$2,738,260

TOTAL	$58,260,025		$2,591,095		$13,343,526	$2,764,466		$15,784,944

Death

SERP[6]	$17,673,105		-		$1,133,894	-		$1,924,766

Pension Plan[7]	$1,058,946		-		$161,091	-		$1,146,860

Stock Incentive Plans[4]	$8,742,617		$267,892		$2,000,438	$267,892		$2,487,327

Earned Incentive Compensation[8]	$5,826,095		$355,722		$1,497,565	$376,416		$1,434,286

Disability

SERP[9]	$17,268,209		-		$1,077,141	-		$2,606,713

Stock Incentive Plans[4]	$8,742,617		$267,892		$2,000,438	$267,892		$2,487,327

Earned Incentive Compensation[8]	$5,826,095		$355,722		$1,497,565	$378,416		$1,434,286

Retirement

SERP[10]	$14,455,650		-		$654,083	-		$1,241,667

Pension Plan[10]	$1,392,198		-		$292,623	-		$565,359

Stock Incentive Plans[4,11]	$8,742,617		-		-	-		-

Earned Incentive Compensation[8,11]	$5,826,095		-		-	-		-

Change in Control Only

Stock Incentive Plans[5]	$9,185,797		$1,078,390		$2,074,449	$1,078,390		$2,554,671

1
The estimate for Mr. Krueger assumes Target performance for the 2013-2015 and 2014-2016 performance periods. Actual payout or vesting, if any, would be determined and made at the end of the period. The amount reflected in the table also includes an estimated cost of $15,577 for retiree medical benefits for 18 months and the estimated cost of $25,000 for outplacement services.
2
Payments would be triggered after termination of employment under certain circumstances within two years (Messrs. Gabel, Grimes, Simister and Zwiers) or three years (Mr. Krueger) following a change in control. Includes amounts payable in cash under the terms of the Executive Severance Agreement, excluding the value of the cash payout to each NEO of the option spread for already vested options. The timing of the payment would be delayed to the extent earlier payment would trigger Section 409A of the Tax Code. See the "Outstanding Equity Awards at Fiscal Year-End" table above for more information regarding each NEO's vested options as of January 3, 2015. The value of unvested options and time-vested restricted shares that vest upon a change in control under the terms of the Company's stock incentive plans are included in the Stock Incentive Plans row.
3
These estimates assume that Wolverine Worldwide, or any successor company, maintains the benefit plans for a period of one year after termination and the out-placement services for a period beginning with the date of termination and ending on the last day of the second calendar year following the calendar year in which the date of termination occurred.
4
Reflects the value of unvested stock options and shares of time-vested restricted stock that would vest because of the event.
5
Reflects the entire lump sum benefit payable to applicable NEOs, including any accumulated benefit. For a description of the SERP, see "Supplemental Executive Retirement Plan" under the heading "Pension Plans and 2014 Pension Benefits." The timing of the payment would be delayed to the extent earlier payment would trigger Section 409A of the Tax Code.
6
Reflects the entire lump sum death benefit payable to a participating NEO's beneficiary, including any accumulated benefit. Messrs. Gabel and Simister do not participate in the SERP, so no death benefit would be payable to any surviving spouse.
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7
Amounts reflect the net present value of the annuity paid to the surviving spouse calculated using the same discount rate and mortality assumptions used in the Pension Benefits table under the heading "Pension Benefits in Fiscal Year 2014" under the heading "Pension Plans and 2014 Pension Benefits." In accordance with the terms of the Pension Plan, the death benefit for Messrs. Krueger and Zwiers was calculated as though the NEO had continued as an employee of Wolverine Worldwide until age 65 at the compensation level as of the date of death. Messrs. Gabel and Simister do not participate in the Pension Plan, so no death benefit would be payable to any surviving spouse.
8
Under the Annual Bonus Plan and the terms of performance share awards, each NEO may be eligible to receive a pro rata portion of any award if employment is terminated as a result of any of the specified events in the table. The amount reported represents actual payout under the Annual Bonus Plan for fiscal year 2014, actual payout under the 2012-2014 performance cycle, and for the 2013-2015 and 2014-2016 performance cycles, an estimated value of performance shares that would vest at the end of the performance period. Performance shares would vest on a prorated basis based on actual Company performance. For purposes of this estimate, the calculation uses target performance.
9
Reflects the net present value of the annuity using the same discount rate and mortality assumptions used in the Pension Benefits table and assuming the NEO drew the disability benefit until age 65 and then the normal retirement benefit.
10
Reflects the net present value of benefits, as reflected in the Pension Benefits table under the heading "Pension Benefits in Fiscal Year 2014" under the heading "Pension Plans and 2014 Pension Benefits."
11
Mr. Krueger is the only NEO eligible for retirement (as defined in the applicable plan) at fiscal year end.
12
Messrs. Gabel and Simister started employment with the Company in July 2014, and their Executive Severance Agreements do not include excise tax gross-up adjustments. Under the provisions of their Agreements, if payments to Messrs. Gabel and Simister under the Agreement would trigger application of an excise tax, the Company shall reduce the payment to an amount that avoids application of the excise tax and minimizes the impact on the payments to Messrs. Gabel and Simister.
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Audit Committee Report

The Audit Committee of the Board of Directors consists of three directors who are independent under the Company's Director Independence Standards, the NYSE listed company standards, and applicable SEC standards. The Audit Committee represents and assists the Board in fulfilling its oversight responsibility regarding the Company's financial statements and the financial reporting process, the internal control over financial reporting, the performance of the internal audit function and the independent auditors, the qualifications and independence of the independent auditors, the annual independent audit of Wolverine Worldwide's financial statements and internal control over financial reporting, and compliance with legal and regulatory requirements. The Audit Committee is directly responsible in its capacity as a committee of the Board for appointing, retaining, compensating, overseeing, evaluating and terminating (if appropriate) Wolverine Worldwide's independent auditors. Wolverine Worldwide's management has primary responsibility for the financial statements and the financial reporting process, including the application of accounting and financial principles, the preparation, presentation and integrity of the financial statements, and the systems of internal controls and other procedures designed to promote compliance with accounting standards and applicable laws and regulations. Wolverine Worldwide's independent auditors are responsible for expressing an opinion on the conformity of Wolverine Worldwide's financial statements with generally accepted accounting principles and for auditing the effectiveness of Wolverine Worldwide's internal control over financial reporting.

The Audit Committee has taken steps to provide assurances regarding Audit Committee composition and procedures, the independence of Wolverine Worldwide's outside auditors and the integrity of Wolverine Worldwide's financial statements and disclosures. These steps include: (i) reviewing the Audit Committee Charter; (ii) reviewing the Accounting and Finance Code; (iii) maintaining Financial, Accounting and Business Ethics Complaint Procedures to allow employees, stockholders and the public to report concerns regarding Wolverine Worldwide's financial statements, internal controls and disclosures; and (iv) reviewing procedures for the Audit Committee to pre-approve all audit and non-audit services provided by Wolverine Worldwide's independent auditors.

As part of its supervisory duties, the Audit Committee has reviewed Wolverine Worldwide's audited financial statements for the fiscal year ended January 3, 2015, and has discussed those financial statements with Wolverine Worldwide's management, internal financial staff, and the internal auditors and independent auditors with and without management present. The Audit Committee has also reviewed and discussed the following with Wolverine Worldwide's management, the financial staff, and the internal auditors and independent auditors with and without management present:

  »
  accounting and financial principles and significant assumptions, estimates and matters of judgment used in preparing the financial statements;

  »
  allowances and reserves for accounts receivable, inventories and taxes;

  »
  accounting for acquisitions, pension plans and equity-based compensation plans;

  »
  goodwill impairment analysis; and

  »
  other significant financial reporting issues and practices.

The Audit Committee has discussed with Wolverine Worldwide's independent auditors the results of the independent auditors' examinations and the judgments of the independent auditors concerning the quality, as well as the acceptability, of Wolverine Worldwide's accounting principles and such other matters that it is required to discuss with the independent auditors under applicable rules, regulations or generally accepted auditing standards, including the matters required to be discussed by applicable rules of the Public Company Accounting Oversight Board ("PCAOB"). In addition, the Audit Committee has received from the independent auditors the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent auditor's communications with the Audit Committee concerning independence rules and has discussed their independence from Wolverine Worldwide and Wolverine Worldwide's management with them, including a consideration of the compatibility of non-audit services with their independence, the scope of the audit and the scope of all fees paid to the independent auditors during the year. After and in reliance upon the reviews and discussions described above, the Audit

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Committee recommended that the audited financial statements for the fiscal year ended January 3, 2015, be included in Wolverine Worldwide's Annual Report on Form 10-K for the year then ended to be filed with the SEC.

Respectfully submitted,

William K. Gerber (Chairperson)
Jeffrey M. Boromisa
Brenda J. Lauderback

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2015 PROXY STATEMENT

Independent Registered Public Accounting Firm

Wolverine Worldwide's Audit Committee has adopted a policy under which the Audit Committee must approve all audit and non-audit services provided by the Company's independent registered public accounting firm, Ernst & Young LLP, and which prohibits Ernst & Young LLP from providing any non-audit services that are prohibited by the SEC or the PCAOB. The Company's Audit Committee provides categorical pre-approval for routine and recurring services, with specific service descriptions and budgets. All audit services, internal control-related services, and other services not within the specifically pre-approved service descriptions and budgets require engagement-specific pre-approval. With certain exceptions (such as pre-approval of audit services), the Audit Committee may delegate engagement-specific pre-approval to one or more Committee members. Management must communicate to the Audit Committee at its next regularly scheduled meeting any services approved by a Committee member. Wolverine Worldwide's Audit Committee pre-approved all fees paid to Ernst & Young LLP for services performed in 2014 and 2013. The aggregate fees billed by Ernst & Young LLP for audit and non-audit services were:

	2014	2013
Audit Fees[1]	$1,689,100	$1,618,331
Audit Related Fees	-	-

Total Audit and Audit Related	$1,689,100	$1,618,331
Tax Fees
Tax Compliance	$651,900	$691,100
Tax Planning & Advisory	$615,000	$115,000
Tax Planning & Advisory Other	-	-

Total Tax Fees	$1,266,900	$806,100
All Other Fees	-	-

Total Fees	$2,956,000	$2,424,431

1
"Audit Fees" is comprised of fees for the annual audit, reviews of the financial statements included in Wolverine Worldwide's Quarterly Reports on Form 10-Q, audit of internal control over financial reporting, foreign statutory audits and consultations concerning accounting matters associated with the annual audit.

Wolverine Worldwide's Audit Committee has adopted a policy restricting the Company's hiring of current or former partners or employees of the independent registered public accounting firm retained by the Company.

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Item 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee has reappointed Ernst & Young LLP as the Company's independent registered public accounting firm for the current fiscal year. As a matter of good corporate governance, the Audit Committee has determined to submit its appointment of Ernst & Young LLP to the Company's stockholders for ratification. If this appointment is not ratified by the holders of a majority of shares cast affirmatively or negatively on the matter, the Audit Committee will review its future selection of an independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee in its discretion may select different independent auditors any time during the year if it determines that such a change would be in the best interests of the Company and the Company's stockholders.

The Audit Committee reviewed Ernst & Young LLP's performance prior to appointing them as the Company's independent registered public accounting firm, and considered:

  »
  the historical and recent performance of Ernst & Young LLP on the Company's audit, including the quality of the engagement team and Ernst & Young LLP's experience, client service, responsiveness and technical expertise;

  »
  the PCAOB report of selected Ernst & Young LLP audits;

  »
  Ernst & Young LLP's financial strength and performance;

  »
  the appropriateness of fees charged; and

  »
  Ernst & Young LLP's familiarity with the Company's accounting policies and practices and internal control over financial reporting.

Ernst & Young LLP, a registered public accounting firm, was the Company's independent registered public accounting firm for the fiscal year ended January 3, 2015. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from stockholders.

Board Recommendation

The Board recommends that you vote "FOR" ratification of the Audit Committee's selection of the firm of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2015.

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2015 PROXY STATEMENT

Item 3 – Advisory Resolution To Approve Executive Compensation

The Company is asking its stockholders to indicate their support for Wolverine Worldwide's NEO compensation, as described in this proxy statement. This proposal, commonly known as a "say-on-pay" proposal, gives the Company's stockholders the opportunity to express their view on compensation for the Company's NEOs. The say-on-pay vote is advisory and, therefore, not binding on the Company, the Compensation Committee or the Board. The Board and Compensation Committee value the opinions of Wolverine Worldwide's stockholders and will review and consider the voting results when making future decisions regarding the Company's executive compensation program.

As described above in the "Compensation Discussion and Analysis" section of this proxy statement, the Compensation Committee has structured the executive compensation program to achieve the following key objectives:

  »
  attract and retain talented NEOs who will lead Wolverine Worldwide and drive for superior business and financial performance;

  »
  provide incentives for achieving specific, near-term individual, business-unit and corporate goals and reward the attainment of those goals;

  »
  provide incentives for achieving pre-established longer-term corporate financial goals and reward attainment of those goals; and

  »
  align the interests of NEOs with those of the stockholders through incentives based on increasing stockholder value.

The executive compensation program achieves these objectives, in part, by:

  »
  balancing fixed compensation (base salaries) with performance-based compensation (annual bonuses and long-term incentives);

  »
  rewarding annual performance while maintaining emphasis on longer-term objectives; and

  »
  blending cash, non-cash, long- and short-term compensation components, and current and future compensation components.

The Company performed strongly in 2014, with record revenue and net earnings. Over the past five years, the Company's performance, based on cumulative total stockholder return, has outperformed the S&P SmallCap 600 Index and S&P 600 Footwear Index.

The Company urges stockholders to read the "Compensation Discussion and Analysis" beginning on page 29 of this proxy statement, which describes in more detail how the Company's executive compensation policies and procedures operate and are designed to achieve the Company's compensation objectives. The Company also encourages stockholders to read the Summary Compensation Table and other related compensation tables and narrative, appearing on pages 46 through 61, which provide detailed information on the compensation of the Company's NEOs. The Compensation Committee and the Board of Directors believe that the policies and procedures articulated in the "Compensation Discussion and Analysis" section are effective in achieving the Company's goals and that the compensation of the Company's NEOs reported in this proxy statement has supported and contributed to the Company's recent and long-term success.

In accordance with the rules under Section 14A of the Exchange Act, and as a matter of good corporate governance, the Company asks stockholders to approve the following advisory resolution at the 2015 Annual Meeting of Stockholders:

RESOLVED, that the stockholders of Wolverine World Wide, Inc. (the "Company") approve, on an advisory basis, the compensation of the Company's named executive officers disclosed in the Compensation Discussion and Analysis section, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company's 2015 Annual Meeting of Stockholders.

Board Recommendation

The Board recommends that you vote "FOR" approval of the advisory resolution to approve executive compensation.

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Related Party Matters

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Wolverine Worldwide has entered into agreements with Grimoldi S.A., an Argentinean corporation of which Mr. Alberto L. Grimoldi, a former director of Wolverine Worldwide, is chairman and a 35% stockholder. The agreements grant Grimoldi, S.A. the exclusive rights to distribute and sell footwear and apparel products in Argentina under various Company brand names. Grimoldi S.A. or its subsidiary purchases products, samples, footwear components, advertising materials and miscellaneous items from Wolverine Worldwide or pays Wolverine Worldwide royalties and certain sublicense fees based on sales or purchases of products in Argentina. Grimoldi S.A. was obligated to pay Wolverine Worldwide purchase prices, royalties, sublicense fees, service fees and interest relating to purchases made or royalties and fees incurred in fiscal year 2014 totaling $4,857,581. All of the transactions described above occurred pursuant to continuing contractual arrangements between Wolverine Worldwide and Grimoldi S.A. Wolverine Worldwide expects similar transactions to occur between Grimoldi S.A. and Wolverine Worldwide and its subsidiaries during fiscal year 2015. The Governance Committee reviewed and approved or ratified each of these transactions in accordance with Wolverine Worldwide's related person transactions policy, as described below.

RELATED PERSON TRANSACTIONS POLICY

Wolverine Worldwide's Board adopted written policies and procedures regarding related person transactions. They require the Governance Committee to review and either approve or disapprove the Company entering into any Interested Transactions (defined below). If advance approval is not feasible, then the Governance Committee must review and ratify the Interested Transaction at its next meeting.

Interested Transaction	Any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which:
	(1)	the aggregate amount involved is or is expected to exceed $120,000 since the beginning of Wolverine Worldwide's last completed fiscal year;
	(2)	Wolverine Worldwide is a participant; and
	(3)	any Related Person (defined below) has or will have a direct or indirect interest.
An Interested Transaction does not include:
	1.	Any employment compensation paid to an executive officer of the Company if the Compensation Committee approved or recommended to the Board of Directors for approval such compensation.
	2.	Any compensation paid to a director for service as a director of the Company.
	3.	Any transaction in which a Related Person has an indirect interest solely as a result of being (i) a director or, together with all other Related Persons, as defined below, a less than 10% beneficial owner of an equity interest in another entity, or both, or (ii) a limited partner in a partnership in which the Related Person, together with all other Related Persons, has an interest of less than 10%.
	4.	Any transaction in which the Related Person's interest arises solely from the ownership of the Company's common stock and all holders of the Company's common stock received the same benefit on a pro rata basis (e.g., a dividend).

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2015 PROXY STATEMENT

Related Person	Any:
(a)
person who is or was at any point during the last fiscal year for which Wolverine Worldwide filed an Annual Report on Form 10-K and proxy statement, an executive officer, director or, to the extent information regarding such nominee is being presented in a proxy or information statement relating to the election of that nominee as a director, nominee for election as a director;
	(b)	beneficial owner of greater than five percent of Wolverine Worldwide's common stock; or
	(c)	immediate family member* of any of the foregoing.

*
Immediate family member is defined as a person's spouse, parents, stepparents, children, stepchildren, siblings, mothers-and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone residing in such person's home (other than a tenant or employee).

The Governance Committee considers whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, the extent of the Related Person's interest in the transaction, and other factors that it deems relevant. No director participates in any discussion or approval of an Interested Transaction for which he or she is a Related Person, except to provide information to the Governance Committee.

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Additional Information

STOCKHOLDERS LIST

A list of stockholders entitled to vote at the meeting will be available for review by Wolverine Worldwide stockholders at the office of Secretary, Wolverine World Wide, Inc., 9341 Courtland Drive, N.E., Rockford, Michigan 49351, during ordinary business hours for the 10-day period before the meeting.

DIRECTOR AND OFFICER INDEMNIFICATION

The Company indemnifies its directors and NEOs to the fullest extent permitted by law so that they will be free from undue concern about personal liability in connection with their service to the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and NEOs, and persons who beneficially own more than 10% of the outstanding shares of the Company's common stock, to file reports of ownership and changes in ownership of shares of common stock with the SEC. Directors, NEOs and greater than 10% beneficial owners are required by SEC regulations to furnish Wolverine Worldwide with copies of all Section 16(a) reports they file. Based on its review of the copies of such reports received by it, or written representations from certain reporting persons that no reports on Form 5 were required for those persons for fiscal year 2014, the Company believes that during fiscal year 2014, its officers and directors filed the required reports under Section 16(a) on a timely basis.

STOCKHOLDER PROPOSALS FOR INCLUSION IN NEXT YEAR'S PROXY STATEMENT

Pursuant to SEC Rule 14a-8, some stockholder proposals may be eligible for inclusion in Wolverine Worldwide's 2016 proxy statement and proxy card. Any such stockholder proposals must be submitted in writing to the Secretary of Wolverine Worldwide no later than the close of business on November 19, 2015. You should address all stockholder proposals to the attention of Secretary, Wolverine World Wide, Inc., 9341 Courtland Drive, N.E., Rockford, Michigan 49351.

OTHER STOCKHOLDER PROPOSALS FOR PRESENTATION AT NEXT YEAR'S ANNUAL MEETING

The By-laws require that any stockholder proposal that is not submitted for inclusion in next year's proxy statement under SEC Rule 14a-8, but is instead sought to be presented directly at the 2016 Annual Meeting of Stockholders, must be received at the Company's principal executive offices by the close of business not less than 90 days nor more than 120 days prior to the first anniversary of the 2015 Annual Meeting. As a result, proposals, including director nominations, submitted pursuant to these provisions of the By-laws must be received between December 24, 2015, and the close of business on January 23, 2016. You should address a proposal to Secretary, Wolverine World Wide, Inc., 9341 Courtland Drive N.E., Rockford, Michigan 49351, and include the information and comply with the requirements set forth in those By-laws, which the Company has posted on its website. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline, and in certain other cases notwithstanding the stockholder's compliance with this deadline.

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2015 PROXY STATEMENT

VOTING SECURITIES

Stockholders of record at the close of business on March 2, 2015, are eligible to vote at the Annual Meeting. The Company's voting securities consist of its $1.00 par value common stock, and there were 103,087,484 shares outstanding and entitled to vote on the record date. Each share outstanding on the record date will be entitled to one vote on each director nominee and one vote on each other matter. Treasury shares are not voted. Individual votes of stockholders are kept private, except as appropriate to meet legal requirements. Access to proxies and other individual stockholder voting records is limited to the independent inspectors of election and certain employees of the Company and its agents who acknowledge their responsibility to comply with this policy of confidentiality.

CONDUCT OF BUSINESS

A majority of the outstanding shares of common stock as of the record date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This is called a "quorum." Your shares are counted as present at the meeting if you are present at the Annual Meeting and vote in person, a proxy card has been properly submitted by you or on your behalf, or you have submitted your proxy by telephone or by Internet, or by completing, signing, dating and returning your proxy form in the enclosed envelope. Both abstentions and broker non-votes (defined below in "Vote Required for Election and Approval") are counted as present for the purpose of determining the presence of a quorum.

VOTE REQUIRED FOR ELECTION AND APPROVAL

For Item 1, Election of Directors, directors are elected by a majority of votes cast unless the election is contested, in which case directors are elected by a plurality of votes cast. A majority of votes cast means that the number of shares voted "for" a Director nominee exceeds the number of votes cast "against" the Director nominee. If an incumbent director in an uncontested election does not receive a majority of votes cast for his or her election, under our Corporate Governance Guidelines the director is required to submit a letter of resignation to the Board for consideration by the Governance Committee. The Governance Committee will then make a recommendation to the Board as to whether to accept or reject the tendered resignation. The Governance Committee and the Board, in making their decisions, may implement any procedures they deem appropriate and may consider any factor or other information that they deem relevant. The Board will then act on the tendered resignation, taking into account the Governance Committee's recommendation, and will publicly disclose its decision regarding the resignation within 90 days after the results of the election are certified. A director whose resignation is under consideration shall abstain from participating in any recommendation or decision regarding that resignation. If the resignation is not accepted, the director will continue to serve until the next annual meeting of shareholders at which such director faces re-election and until such director's successor is elected and qualified.

Item 2, Ratification of Appointment of Independent Registered Public Accounting Firm, requires the affirmative vote of a majority of shares cast affirmatively or negatively on the matter for approval.

Item 3, Advisory Resolution To Approve Executive Compensation, is a non-binding, advisory vote. Therefore, there is no required vote that would constitute approval. We value the opinions expressed by our shareholders in this advisory vote, and our Board and Compensation Committee will consider the outcome of these votes when designing our compensation programs and making future compensation decisions for our named executive officers.

With respect to the Items 1, 2 and 3, abstentions and broker non-votes, if any, will have will have no effect. Generally, broker non-votes occur when shares held by a broker in "street name" for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner, and (2) the broker lacks discretionary voting power to vote those shares. Brokers do not have discretionary authority with respect to Item 1 but do have discretionary authority with respect to Item 2 and Item 3.

VOTING RESULTS OF THE ANNUAL MEETING

The Company will announce preliminary voting results at the Annual Meeting and publish final results in a Form 8-K within four business days following the Annual Meeting. If final results are not known within four business days of the Annual Meeting, then the Company will

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file a Current Report on Form 8-K with the preliminary results and file an amended Current Report on Form 8-K within four business days of the availability of the final results.

ATTENDING THE ANNUAL MEETING

You may vote shares held directly in your name as the stockholder of record in person at the Annual Meeting. If you choose to vote in person, please bring the enclosed proxy card and proof of identification. Even if you plan to attend the Annual Meeting in person, Wolverine Worldwide recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. You may vote shares held in "street name" through a brokerage account or by a bank or other nominee in person if you obtain a proxy from the record holder giving you the right to vote the shares.

MANNER FOR VOTING PROXIES

The shares represented by all valid proxies received by telephone, by Internet or by mail will be voted in the manner specified. Where the stockholder has not indicated a specific choice, the shares represented by all valid proxies received will be voted in accordance with the Board's recommendations as follows: (1) for each of the nominees for directors named earlier in this proxy statement, (2) for ratification of the appointment of the independent registered public accounting firm, and (3) for approval of the advisory resolution to approve executive compensation. The Board has not received timely notice of any matter that may come before the Annual Meeting. However, should any matter not described above be properly presented at the Annual Meeting, the persons named in the proxy form will vote in accordance with their judgment as permitted.

REVOCATION OF PROXIES

A stockholder who gives a proxy may revoke it at any time before it is exercised by voting in person at the Annual Meeting, by delivering a subsequent proxy or by notifying the inspectors of election in writing of such revocation. If your Wolverine Worldwide shares are held for you in a brokerage, bank or other institutional account, you must obtain a proxy from that entity and bring it with you to hand in with your ballot, in order to be able to vote your shares at the Annual Meeting.

SOLICITATION OF PROXIES

The Company will pay the expenses of solicitation of proxies for the Annual Meeting. Solicitations may be made in person or by telephone, by officers and employees of the Company, or by nominees or other fiduciaries who may mail materials to or otherwise communicate with the beneficial owners of shares held by the nominees or other fiduciaries. These individuals will not be paid any additional compensation for any such solicitation. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding material to beneficial owners of the Company's common stock. The Company has engaged Georgeson Inc. at an estimated cost of $9,000, plus expenses and disbursements, to assist in solicitation of proxies.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If you are the beneficial owner, but not the record holder, of shares of Wolverine Worldwide stock, your broker, bank or other nominee may only deliver one copy of this proxy statement and the Company's 2014 Annual Report to multiple stockholders who share an address, unless that nominee has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of this proxy statement and its 2014 Annual Report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of the proxy statement and annual report, now or in the future, or stockholders who share an address and receive multiple copies of the proxy statement and annual report but would like to receive a single copy, should submit this request by writing to Investor Relations, Wolverine World Wide, Inc., 9341 Courtland Drive N.E., Rockford, Michigan 49351, or by calling (616) 866-5500 and asking for Investor Relations. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and who wish to receive a single copy of such materials in the future should make a request directly to their broker, bank or other nominee.

Wolverine Worldwide Notice of 2015 Annual Meeting of Stockholders and Proxy Statement	| Page 71

2015 PROXY STATEMENT

ACCESS TO PROXY STATEMENT AND ANNUAL REPORT

Wolverine Worldwide's financial statements for the fiscal year ended January 3, 2015, are included in the Company's 2014 Annual Report, which the Company is providing to stockholders at the same time as this proxy statement. Wolverine Worldwide's Proxy Statement for the Annual Meeting and the Annual Report to Stockholders for the fiscal year ended January 3, 2015, are available at www.wolverineworldwide.com/2015annualmeeting. If you have not received or do not have access to the 2014 Annual Report, write to Wolverine World Wide, Inc., 9341 Courtland Drive N.E., Rockford, Michigan 49351, Attn: Investor Relations or call (616) 866-5500 and ask for Investor Relations, and the Company will send a copy to you without charge.

Page 72 |	Wolverine Worldwide Notice of 2015 Annual Meeting of Stockholders and Proxy Statement

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 020LYC 3 2 A V + . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C IMPORTANT - Please sign exactly as your name(s) appears on this Proxy. When signing on behalf of a corporation, partnership, estate or trust, indicate title or capacity of person signing. If shares are held jointly, each holder must sign. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. Change of Address — Please print new address below. IMPORTANT ANNUAL MEETING INFORMATION Annual Meeting Proxy Card For Against Abstain 2. Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2015. For Against Abstain 3. An advisory resolution approving compensation for the Company’s named executive officers. 01 - Roxane Divol 02 - Joseph R. Gromek 03 - Brenda J. Lauderback 1. Election of Directors: For Withhold For Withhold For Withhold qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Daylight Time, on April 21, 2015. Vote by Internet • Go to www.investorvote.com/WWW • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

. This proxy is solicited on behalf of the Board of Directors The undersigned stockholder hereby appoints Blake W. Krueger and Donald T. Grimes, and each of them, each with full power of substitution, as proxies to represent the undersigned stockholder and to vote all shares of Common Stock of Wolverine World Wide, Inc. that the stockholder would be entitled to vote on all matters that properly come before the Annual Meeting of Stockholders to be held at the Company’s headquarters located at 9341 Courtland Drive N.E., Rockford, Michigan, 49351, on Wednesday, April 22, 2015, at 10 a.m. Eastern Daylight Time, and any adjournment of that meeting. If this Proxy is properly executed, the shares represented by this Proxy will be voted as specified. If this Proxy is properly executed but no specification is made, the shares represented by this Proxy will be voted for the election of all nominees named on this Proxy as directors and for approval of Proposals 2 and 3 identified on this Proxy. The shares represented by this Proxy will be voted in the discretion of the proxies on any other matters that may properly come before the meeting. PLEASE DO NOT VOTE BY MORE THAN ONE METHOD. THE LAST VOTE RECEIVED WILL BE THE OFFICIAL VOTE. DO NOT RETURN THIS PROXY IF YOU ARE VOTING BY THE INTERNET OR BY TELEPHONE. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.) Proxy — WOLVERINE WORLD WIDE, INC. WOLVERINE WORLD WIDE, INC. 9341 Courtland Drive, N.E. Rockford, Michigan 49351 Wolverine World Wide, Inc. will be holding its Annual Meeting of Stockholders on April 22, 2015. The enclosed Notice of 2015 Annual Meeting of Stockholders provides information regarding the matters that are expected to be voted on at the meeting. Your vote is important to us. Even if you plan to attend the meeting, please read the enclosed materials and vote through the Internet, by telephone or by mailing the Proxy Card below. Telephone and Internet Voting. On the reverse side of this card are instructions on how to vote through the Internet or by telephone. Please consider voting through one of these methods. Your vote is recorded as if you mailed in your Proxy. Thank you in advance for your participation in our 2015 Annual Meeting. Wolverine World Wide, Inc. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q